ESTELLA A. DEVIAN
Assistant Vice President



                                                    [EQUITABLE LOGO]


                                                    JAN 12 1990



Mr. Fredric L. Bodner, JD
Chief, Health and Life
Policy Bureau
Agency Building One
Nelson A. Rockefeller Plaza
Albany, New York 12257


Re: Minumum Distribution Endorsements for use with our Group Annuity Contracts and Certificates


Dear Mr. Bodner:

We are filing herewith for your approval the following contract endorsements:

                              For Use With                Contract              Description of
Endorsement No.          Group Annuity Contract          Approved On         Tax Qualified Market
--------------           ----------------------          -----------    ------------------------------
   PF17110CI                  11929CI                      2/29/80      IRA/SEP
   PF17111CT                  11930CT                      2/29/80      TSA
   PF17112CT-U                11930CT                      2/29/80      TSA-University
   PF17113CH                  11931CH                      2/29/80      Non-Corporate Keogh/HR10
   PF17114CP                  11932CP                     11/24/86      Employee Deferred Compensation
   PF17115C-C                 11938C-C                     3/09/87      Corporate Trusteed
   PF17116C-C                 11938C-C                     3/09/87      Trusteed HR-10 Plans


We are also filing for your approval the following certificate endorsements:


                            For Use With
                           Group Annuity               Certificate           Description of
Endorsement No.             Certificate                Approved On        Tax Qualified Market
--------------           -----------------             -----------    ------------------------------
   PF17110I                 11933I                       4/19/82      IRA/SEP
   PF17111T                 11934T                       4/19/82      TSA
   PF17112T-U               11934T                       4/19/82      TSA-University
   PF17113H                 11935H                       4/19/82      Trusteed Non-Corporate Keogh/HR-10
   PF17114P                 11936P                       4/19/82      Employee Deferred Compensation
   PF17115C                 11938C                       3/09/87      Corporate Trusteed
   PF17116C                 11938C                       3/09/87      Trusteed HR-10 Plan


These endorsements permit partial distributions to comply with the minimum distribution requirements of Internal Revenue Code 401(2)(9) even though these distributions may be after the Participant has attained the Retirement Date under the certificate.








THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES                        Two Penn Plaza, New York, N.Y. 10121

Mr. Bodner


                                      - 2 -








If you have questions concerning these endorsements, please call me collect at
(212) 714-5301 or Manager Robert Heck at (212) 714-5247.


                                              Sincerely,


                                              /s/ Estella A. Devian

                                              Estella A. Devian
                                              Assistant Vice President









7263L

ESTELLA A. DEVIAN
Assistant Vice President



                                                    [EQUITABLE LOGO]


                                                    DEC 28 1989



Mr. Fredric L. Bodner, JD
Chief, Health and Life
Policy Bureau
Agency Building One
Nelson A. Rockefeller Plaza
Albany, New York 12257


Re: Minumum Distribution Endorsements for use with our Group Annuity Contracts and Certificates


Dear Mr. Bodner:

We are filing herewith for your approval the following contract endorsements:

                              For Use With                Contract              Description of
Endorsement No.          Group Annuity Contract          Approved On         Tax Qualified Market
--------------           ----------------------          -----------    ------------------------------
   PF17110CI                  11929CI                      2/29/80      IRA/SEP
   PF17111CT                  11930CT                      2/29/80      TSA
   PF17112CT-U                11930CT                      2/29/80      TSA-University
   PF17113CH                  11931CH                      2/29/80      Non-Corporate Keogh/HR10
   PF17114CP                  11932CP                     11/24/86      Employee Deferred Compensation
   PF17115C-C                 11938C-C                     3/09/87      Corporate Trusteed
   PF17116C-C                 11938C-C                     3/09/87      Trusteed HR-10 Plans


We are also filing for your approval the following certificate endorsements:


                            For Use With
                           Group Annuity               Certificate           Description of
Endorsement No.             Certificate                Approved On        Tax Qualified Market
--------------           -----------------             -----------    ------------------------------
   PF17110I                 11933I                       4/19/82      IRA/SEP
   PF17111T                 11934T                       4/19/82      TSA
   PF17112T-U               11934T                       4/19/82      TSA-University
   PF17113H                 11935H                       4/19/82      Trusteed Non-Corporate Keogh/HR-10
   PF17114P                 11936C                       4/19/82      Employee Deferred Compensation
   PF17115C                 11938C                       3/09/87      Corporate Trusteed
   PF17116C                 11938C                       3/09/87      Trusteed HR-10 Plan


These endorsements permit partial distributions to comply with the minimum distribution requirements of Internal Revenue Code 401(2)(9) even though these distributions may be after the Participant has attained the Retirement Date under the certificate.







THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES                        Two Penn Plaza, New York, N.Y. 10121

Mr. Bodner


                                      - 2 -








If you have questions concerning these endorsements, please call me collect at
(212) 714-5301 or Manager Robert Heck at (212) 714-5247.


                                              Sincerely,


                                              /s/ Estella A. Devian

                                              Estella A. Devian
                                              Assistant Vice President









7263L

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Effective November 1, 1989, Equitable hereby amends Group Annuity Contract No. 11929CI as follows:

1. A new section, SECTION 1.11A REQUIRED DISTRIBUTIONS, is added as follows:

   SECTION 1.11A REQUIRED DISTRIBUTIONS. Notwithstanding any provisions in the certificate to the contrary, distributions from the contract which are intended to satisfy the minimum distribution requirements set forth in the Code and the regulations must be equal to a least the amounts and must be taken at least as frequently as specified in the Code and the regulations.

2. In SECTION 1.16 DEFINITIONS  RELATING TO THE SEPARATE ACCOUNT, the phrase "on
   or  before  the   Retirement   Date"  is  deleted  from  the   definition  of
   "Accumulation Unit."

3. SECTION 1.19 CODE is replaced by the following:

   SECTION 1.19 CODE. The term "Code" means the Internal Revenue Code of 1986, as now or hereafter amended, or any corresponding provisions of prior or subsequent United States revenue laws.

4. In SECTION 2.02 SEPARATE ACCOUNT INVESTMENT DIVISIONS, the second paragraph is replaced by the following:

   Participation in the Separate Account under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to
   Section 3.03, (ii) the death of the Participant and (iii) termination of participation pursuant to Section 2.06.

5. In SECTION 2.03 GUARANTEED INTEREST DIVISION, the third paragraph is replaced by the following:

   Participation in the Guaranteed Interest Division under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to Section 3.03, (ii) the death of the Participant and
   (iii) termination of participation pursuant to Section 2.06.

6. In SECTION 2.05 TRANSFERS AMONG DIVISIONS, the first sentence is changed to the following:

   The Participant, upon written request, may transfer all or part of the amount the Participant has in a Division to one or more of the Divisions as follows:
   (1) amounts in the Guaranteed Interest Division, Stock Division, Balanced Division and Aggressive Stock Division may be transferred among such Divisions; and (2) amounts in the Money Market Division may be transferred to other Divisions.

7. In SECTION 2.06 TERMINATION OF PARTICIPATION, the following changes are made:

   (a)  The first sentence of the first paragraph is changed to the following:

        Subject to any applicable restrictions under the terms of the Plan, the Participant may elect by written notice to terminate participation under the Contract.

   (b) The phrase "Prior to a Participant's Retirement Date" is deleted from the first sentence of the third paragraph.

8. In SECTION 2.07 PARTIAL WITHDRAWALS, the phrase "before such Participant's Retirement Date" is deleted from the first paragraph.

9. SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE is replaced by the following:

   SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE. As of the last day of each Participation Year, if the Annuity Account Value on that date is less than $10,000, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions.

   If the Annuity Account Value is less than $10,000 on (a) the date of the application of the Annuity Account Value or Cash Value pursuant to Section
   3.03 or (b) the date of termination of participation under the Contract pursuant to Section 2.06 or 2.09, Equitable will determine the portion of the administrative charge applicable to the completed portion of the current
   Participation Year and withdraw such amount in lieu of the annual administrative charge described in this Section for the applicable part of that Participation Year.



PF 17110CI

10. In SECTION 2.09 DEATH BENEFIT, the following phrases are deleted from the first paragraph: "and before such Participant's Retirement Date," and "at any time prior to the Retirement Date."

11. In SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS, the following changes are made:

    (a)  The first paragraph is replaced by the following:

    As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value shall be applied to provide the Normal Form of Annuity Benefit, unless such Participant elects (i) to receive the Cash Value of the certificate in a single sum, (ii) to apply the Annuity Account Value or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other form offered by Equitable, as elected by the Participant or (iii) to take partial withdrawals in amounts and at times as required by the Code, pursuant to
    Section 1.11A, subject to Equitable's rules then in effect and any other applicable requirements under the Code.

    (b) The phrase "before the Retirement Date" is deleted from the third paragraph.

12. In SECTION 3.05 PAYMENT OF ANNUITY BENEFITS, the following changes are made:

    (a) The first paragraph is deleted and the second paragraph is replaced by the following:

        A Participant's entire interest shall be distributed beginning not later than April 1 of the year following the calendar year in which the Participant attains age 70 years and six months. Distributions may be made in such amounts as the Participant may request, provided such requested amounts are at least equal to the minimum amounts required to be distributed under the Code and provided further that such requested distributions are in accordance with Equitable's rules in effect at the time of each request.

    (b) Item (ii) in the sixth paragraph is replaced by the following:

        (ii) such distribution will begin no later than one year after the Participant's death, unless the Participant's spouse is the designated beneficiary, in which case distributions must begin no later than the date on which the Participant would have attained age 70 years and six months.

13. In SECTION 4.05 BENEFICIARY, the following sentence is added to the end of the last paragraph:

    Any such election must meet the minimum distribution requirements under the Code, as described in Section 1.11A.

14. In SECTION 4.06 DISQUALIFICATION, the phrase "before the Retirement Date" is deleted.

15. In SECTION 4.09 ANNUAL NOTICE, the phrase "up to and including the Retirement Date" is deleted.



Agreed to by:

                                            THE EQUITABLE LIFE ASSURANCE
UNITED STATES TRUST COMPANY                 SOCIETY OF THE UNITED STATES


By ___________________________________      By _________________________________
                                                          President

Title ________________________________      By _________________________________
                                                 Vice President and Secretary

Dated ________________________________      Date of Issue ______________________


At ___________________________________




PF 17110CI

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Effective November 1, 1989, Equitable hereby amends Group Annuity Contract No. 11930CT as follows:

1. In SECTION 1.11A RETIREMENT DATE, the third and fourth sentences of the first paragraph are changed to the following:

      Any election for such change must be made in writing by the Participant and shall not take effect until received by Equitable at its Processing Office. No Retirement Date shall be earlier than the Participant's 55th birthday or later than the date specified in the Code.

2.    SECTION 1.11B REQUIRED DISTRIBUTIONS is replaced by the following:

      SECTION 1.11B REQUIRED DISTRIBUTIONS. Notwithstanding any provisions in the certificate to the contrary, distributions from the contract which are intended to satisfy the minimum distribution requirements set forth in the Code and the regulations must be equal to at least the amounts and must be taken at least as frequently as specified in the Code and the regulations. For benefits accrued prior to January 1, 1987, distributions must commence no later than the attainment of age 75.

3. In SECTION 1.16 DEFINITIONS RELATING TO THE SEPARATE ACCOUNT, the phrase "on or before the Retirement Date" is deleted from the definition of "Accumulation Unit."

4.    SECTION 1.19 CODE is replaced by the following:

      SECTION 1.19 CODE. The term "Code" means the Internal Revenue Code of 1986, as now or hereafter amended, or any corresponding provisions of prior or subsequent United States revenue laws.

5. In SECTION 2.01 CONTRIBUTIONS, the phrase "or under a Plan of an Employer described in clause (ii) of Section 1.01" is deleted from the first sentence of the third paragraph.

6.    In  SECTION  2.02  SEPARATE  ACCOUNT  INVESTMENT  DIVISIONS,   the  second
      paragraph is replaced by the following:

      Participation in the Separate Account under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to
      Section 3.03, (ii) the death of the Participant and (iii) termination of participation pursuant to Section 2.06.

7. In SECTION 2.03 GUARANTEED INTEREST DIVISION, the third paragraph is replaced by the following:

      Participation in the Guaranteed Interest Division under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to Section 3.03, (ii) the death of the Participant and
      (iii) termination of participation pursuant to Section 2.06.

8. In SECTION 2.05 TRANSFERS AMONG DIVISIONS, the first sentence is changed to the following:

      The Participant, upon written request, may transfer all or part of the amount the Participant has in a Division to one or more of the Divisions as follows: (1) amounts in the Guaranteed Interest Division, Stock Division, Balanced Division and Aggressive Stock Division may be transferred among such Divisions; and (2) amounts in the Money Market Division may be transferred to other Divisions.

9. In SECTION 2.06 TERMINATION OF PARTICIPATION, the following changes are made:

      (a) The first sentence of the first paragraph is changed to the following:

            Subject to any applicable restrictions under the terms of the Agreement or the Plan, the Participant may elect by written notice to terminate Participation under the Contract.

      (b) The phrase "Prior to a Participant's Retirement Date" is deleted from the first sentence of the fourth paragraph.

PF 17111CT

10. In SECTION 2.07 PARTIAL WITHDRAWALS, the phrase "before such Participant's Retirement Date" is deleted from the first paragraph.

11. In SECTION 2.09 DEATH BENEFIT, the following phrases are deleted from the first paragraph: "and before such Participant's Retirement Date" and "at any time prior to the Retirement Date."

12. In SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS, the following changes are made:

      (a)   The first paragraph is replaced by the following:

            As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value less any outstanding loan shall be applied to provide the Normal Form of Annuity Benefit, unless such Participant elects (i) to receive the Cash Value of the certificate in a single sum, (ii) to apply the Annuity Account Value less any outstanding loan or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other form offered by Equitable, as elected by the Participant or (iii) to take partial withdrawals in amounts and at times as required by the Code, pursuant to Section 1.11B, subject to Equitable's rules then in effect and any other applicable requirements under the Code.

      (b) The phrase "before the Retirement Date" is deleted from the third paragraph.

      (c) The phrase "any shorter period which meets the minimum distribution rules under the Code, or" is added to the end of item (i) in the fifth paragraph.

13. In SECTION 4.05 BENEFICIARY, the following sentence is added to the end of the last paragraph:

      Any such election must meet the minimum distribution requirements under the Code, as described in Section 1.11B.

14. In SECTION 4.06 DISQUALIFICATION, the phrase "before the Retirement Date" is deleted.

15. In SECTION 4.09 ANNUAL NOTICE, the phrase "up to and including the Retirement Date" is deleted.





Agreed to by:

UNITED STATES TRUST COMPANY                THE EQUITABLE LIFE ASSURANCE
                                           SOCIETY OF THE UNITED STATES

By                                         By
   -----------------------------------       -----------------------------------
                                                       President
Title                                      By
     ---------------------------------       -----------------------------------
                                                Vice President and Secretary
Dated                                      Date of Issue
     ---------------------------------                  ------------------------

At
  ------------------------------------




PF 17111CT

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

This endorsement is issued only to Participants covered under Plans issued in conjunction with Optional Retirement or Tax-Sheltered Annuity Programs or Plans adopted by Universities. To the extent that any of the provisions modified herein have been previously modified in Rider PF 17041T-U, this endorsement shall govern.

Effective November 1, 1989, Equitable hereby amends Group Annuity Contract No. 11930CT as follows:

1. In SECTION 1.11A RETIREMENT DATE, the third and fourth sentences of the first paragraph are changed to the following:

      Any election for such change must be made in writing by the Participant and shall not take effect until received by Equitable at its Processing Office. No Retirement Date shall be earlier than the Participant's 55th birthday or later than the date specified in the Code.

2.    SECTION 1.11B REQUIRED DISTRIBUTIONS is replaced by the following:

      SECTION 1.11B REQUIRED DISTRIBUTIONS. Notwithstanding any provisions in the certificate to the contrary, distributions from the contract which are intended to satisfy the minimum distribution requirements set forth in the Code and the regulations must be equal to at least the amounts and must be taken at least as frequently as specified in the Code and the regulations. For benefits accrued prior to January 1, 1987, distributions must commence no later than the attainment of age 75.

3. In SECTION 1.16 DEFINITIONS RELATING TO THE SEPARATE ACCOUNT, the phrase "on or before the Retirement Date" is deleted from the definition of "Accumulation Unit."

4.    SECTION 1.19 CODE is replaced by the following:

      SECTION 1.19 CODE. The term "Code" means the Internal Revenue Code of 1986, as now or hereafter amended, or any corresponding provisions of prior or subsequent United States revenue laws.

5. In SECTION 2.01 CONTRIBUTIONS, the phrase "or under a Plan of an Employer described in clause (ii) of Section 1.01" is deleted from the first sentence of the third paragraph.

6.    In  SECTION  2.02  SEPARATE  ACCOUNT  INVESTMENT  DIVISIONS,   the  second
      paragraph is replaced by the following:

      Participation in the Separate Account under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to
      Section 3.03, (ii) the death of the Participant and (iii) termination of participation pursuant to Section 2.06.

7. In SECTION 2.03 GUARANTEED INTEREST DIVISION, the third paragraph is replaced by the following:

      Participation in the Guaranteed Interest Division under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to Section 3.03, (ii) the death of the Participant and
      (iii) termination of participation pursuant to Section 2.06.

8. In SECTION 2.05 TRANSFERS AMONG DIVISIONS, the first sentence is changed to the following:

      The Participant, upon written request, may transfer all or part of the amount the Participant has in a Division to one or more of the Divisions as follows: (1) amounts in the Guaranteed Interest Division, Stock Division, Balanced Division and Aggressive Stock Division may be transferred among such Divisions; and (2) amounts in the Money Market Division may be transferred to other Divisions.

9. In SECTION 2.06 TERMINATION OF PARTICIPATION, the following changes are made:

      (a) The first sentence of the first paragraph is changed to the following:

            Subject to any applicable restrictions under the terms of the Agreement or the Plan, the Participant may elect by written notice to terminate Participation under the Contract.

      (b) The phrase "Prior to a Participant's Retirement Date" is deleted from the first sentence of the fourth paragraph.

PF 17112CT-U

10. In SECTION 2.07 PARTIAL WITHDRAWALS, the first paragraph is replaced by the following:

      Subject to any applicable restrictions under the terms of the Agreement or the Plan, whichever is applicable, or to applicable laws or regulations, a Participant may elect by written notice to Equitable to make a partial withdrawal from the Divisions.

11. In SECTION 2.09 DEATH BENEFIT, the following phrases are deleted from the first paragraph: "and before such Participant's Retirement Date" and "at any time prior to the Retirement Date."

12. In SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS, the following changes are made:

      (a)   The first paragraph is replaced by the following:

            As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value less any outstanding loan shall be applied to provide the Normal Form of Annuity Benefit, unless such Participant elects (i) to receive the Cash Value of the certificate in a single sum, if such election is permitted by the Plan or Agreement, (ii) to receive not more than a specific percentage or dollar amount of the Cash Value of the certificate in a single sum (if permitted by the Pan or Agreement) and to apply the remainder of the Cash Value to provide an Annuity Benefit on any annuity form offered by Equitable, as elected by the Participant,
            (iii) to apply the Annuity Account Value less any outstanding loan or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other from offered by Equitable and permitted by the Plan or Agreement, as elected by the Participant or (iv) to take partial withdrawals in amounts and at times as required by the Code, pursuant to Section 1.11B (if permitted by the Plan or Agreement), subject to Equitable's rules then in effect and any other applicable requirements under the Code. A Participant may elect to divide the applicable value between a partial sum payment and an annuity form, if such election is in accordance with the Plan or Agreement.

      (b) The phrase "before the Retirement Date" is deleted from the third paragraph.

      (c) The phrase "any shorter period which meets the minimum distribution rules under the Code, or" is added to the end of item (i) in the fifth paragraph.

13. In SECTION 4.05 BENEFICIARY, the following sentence is added to the end of the last paragraph:

      Any such election must meet the minimum distribution requirements under the Code, as described in Section 1.11B.

14. In SECTION 4.06 DISQUALIFICATION, the phrase "before the Retirement Date" is deleted.

15. In SECTION 4.09 ANNUAL NOTICE, the phrase "up to and including the Retirement Date" is deleted.





Agreed to by:
UNITED STATES TRUST COMPANY                THE EQUITABLE LIFE ASSURANCE
                                           SOCIETY OF THE UNITED STATES

By                                         By
   -----------------------------------       -----------------------------------
                                                       President
Title                                      By
     ---------------------------------       -----------------------------------
                                                Vice President and Secretary

Dated                                      Date of Issue
     ---------------------------------                  ------------------------

At
  ------------------------------------




PF 17112CT-U

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Effective November 1, 1989, Equitable hereby amends Group Annuity Contract No. 11931CH as follows:

1.    SECTION 1.02 PLAN is replaced by the following:

      SECTION 1.02A PLAN. The term "Plan" means the Non-Trusteed Money Purchase/Profit Sharing Prototype Plan For Unincorporated Employers, sponsored by Equitable, which has been determined by the Internal Revenue Service to meet the requirements for qualification under Section 4.01(a) of the Code.

2.    A new section, SECTION 1.11A REQUIRED DISTRIBUTIONS, is added as follows:

      SECTION 1.11A REQUIRED DISTRIBUTIONS. Notwithstanding any provisions in the certificate to the contrary, distributions from the contract which are intended to satisfy the minimum distribution requirements set forth in the Code and the regulations must be equal to at least the amounts and must be taken at least as frequently as specified in the Code and the regulations.

3. In SECTION 1.16 DEFINITIONS RELATING TO THE SEPARATE ACCOUNTS, the phrase "on or before the Retirement Date" is deleted from the definition of "Accumulation Unit."

4.    SECTION 1.19 CODE is replaced by the following:

      SECTION 1.19 CODE. The term "Code" means the Internal Revenue Code of 1986, as now or hereafter amended, or any corresponding provisions of prior or subsequent United States revenue laws.

5.    In  SECTION  2.02  SEPARATE  ACCOUNT  INVESTMENT  DIVISIONS,   the  second
      paragraph is replaced by the following:

      Participation in the Separate Account under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to
      Section 3.03, (ii) the death of the Participant and (iii) termination of participation pursuant to Section 2.06.

6. In SECTION 2.03 GUARANTEED INTEREST DIVISION, the third paragraph is replaced by the following:

      Participation in the Guaranteed Interest Division under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to Section 3.03, (ii) the death of the Participant and
      (iii) termination of participation pursuant to Section 2.06.

7. In SECTION 2.05 TRANSFERS AMONG DIVISIONS, the first sentence is changed to the following:

      The Participant, upon written request, may transfer all or part of the amount the Participant has in a Division to one or more of the Divisions as follows: (1) amounts in the Guaranteed Interest Division, Stock Division, Balanced Division and Aggressive Stock Division may be transferred among such Divisions, and (2) amounts in the Money Market Division may be transferred to other Divisions.

8. In SECTION 2.06 TERMINATION OF PARTICIPATION, the following changes are made:

      (a) The first sentence of the first paragraph is changed to the following:

            Subject to any applicable  restrictions under the terms of the Plan,
            the   Participant   may  elect  by  written   notice  to   terminate
            participation under the Contract.

      (b) The phrase "Prior to a Participant's Retirement Date" is deleted from the first sentence of the third paragraph.



PF 17113CH

9.    In  SECTION   2.07   PARTIAL   WITHDRAWALS,   the  phrase,   "before  such
      Participant's Retirement Date" is deleted from the first paragraph.

10.   SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE is replaced by the following:

      SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE. As of the last day of each Participation Year, if the Annuity Account Value on that date is less than $10,000, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section
      2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions.

      If the Annuity Account Value is less than $10,000 on (a) the date of the application of the Annuity Account Value or Cash Value pursuant to Section
      3.03 or (b) the date of termination of participation under the Contract pursuant to Section 2.06 or 2.09, Equitable will determine the portion of the administrative charge applicable to the completed portion of the current Participation Year and withdraw such amount in lieu of the administrative charge described in this Section for the applicable part of that Participation Year.

11. In SECTION 2.09 DEATH BENEFIT, the following phrases are deleted from the first paragraph: "and before such Participant's Retirement Date," and "at any time prior to the Retirement Date."

12. In SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS, the following changes are made:

      (a)   The first paragraph is replaced by the following:

            As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value shall be applied to provide the Normal Form of Annuity Benefit, unless such Participant elects
            (i) to receive  the Cash Value of the  certificate  in a single sum,
            (ii) to apply the Annuity Account Value or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other form offered by Equitable, as elected by the Participant or (iii) to take partial withdrawals in amounts and at times as required by the Code, pursuant to Section 1.11A, subject to Equitable's rules then in effect and any other applicable requirements under the Code.

      (b) The phrase "before the Retirement Date" is deleted from the third paragraph.

13. In SECTION 4.05 BENEFICIARY, the following sentence is added to the end of the last paragraph:

      Any such election must meet the minimum distribution requirements under the Code, as described in Section 1.11A.

14. In SECTION 4.06 DISQUALIFICATION, the phrase "before the Retirement Date" is deleted.

15. In SECTION 4.09 ANNUAL NOTICE, the phrase "up to and including the Retirement Date" is deleted.






Agreed to by:
                                                   THE  EQUITABLE  LIFE  ASSURANCE
UNITED STATES TRUST COMPANY                        SOCIETY OF THE UNITED STATES

By                                                 By
  --------------------------------------------       ---------------------------------------------
                                                                       President
Title                                              By
     -----------------------------------------       ---------------------------------------------
                                                                Vice President and Secretary
Dated                                              Date of Issue
     -----------------------------------------                  ----------------------------------
At
  --------------------------------------------



PF 17113CH

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Effective November 1, 1989, Equitable hereby amends Group Annuity Contract No. 11932CP as follows:


1.    A new section, SECTION 1.11A REQUIRED DISTRIBUTIONS, is added as follows:


      SECTION 1.11A REQUIRED DISTRIBUTIONS, Notwithstanding any provisions in the certificate to the contrary, distributions from the contract which are intended to satisfy the minimum distribution requirements set forth in the Code and the regulations must be equal to at least the amounts and must be taken at least as frequently as specified in the Code and the regulations.


2. In SECTION 1.16 DEFINITIONS RELATING TO THE SEPARATE ACCOUNT, the phrase "on or before the Retirement Date" is deleted from the definition of "Accumulation Unit."


3.    SECTION 1.19 CODE is replaced by the following:


      SECTION 1.19 CODE, The term "Code" means the Internal Revenue Code of 1986, as now or hereafter amended, or any corresponding provisions of prior or subsequent United States revenue laws.


4.    In  SECTION  2.02  SEPARATE  ACCOUNT  INVESTMENT  DIVISIONS,   the  second
      paragraph is replaced by the following:


      Participation in the Separate Account under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to
      Section 3.03, (ii) the death of the Participant and (iii) termination of participation pursuant to Section 2.06.


6. In SECTION 2.05 TRANSFERS AMONG DIVISIONS, the first sentence is changed to the following:


      The Participant, upon written request, may transfer all or part of the amount the Participant has in a Division to one or more of the Divisions as follows: (1) amounts in the Guaranteed Interest Division, Stock Division, Balanced Division and Aggressive Stock Division may be transferred among such Divisions; and (2) amounts in the Money Market Division may be transferred to other Divisions.


7. In SECTION 2.06 TERMINATION OF PARTICIPATION, the following changes are made:


      (a) The first sentence of the first paragraph is changed to the following:


      Subject to any applicable restrictions under the terms of the Plan, the Participant may elect by written notice to terminate participation under the Contract.


      (b) The phrase "Prior to a Participant's Retirement Date" is deleted from the first sentence of the third paragraph.


8. In SECTION 2.07 PARTIAL WITHDRAWALS, the phrase "before such Participant's Retirement Date" is deleted from the first paragraph.





PF17114CP

9. In SECTION 2.09 DEATH BENEFIT, the following phrases are deleted from the first paragraph: "and before such Participant's Retirement Date" and "at any time prior to the Retirement Date."


10. In SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS, the following changes are made:


      (a) The first paragraph is replaced by the following:


      As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value shall be applied to provide the Normal Form of Annuity Benefit, unless such Participant elects (i) to receive the Cash Value of the certificate in a single sum, (ii) to apply the Annuity Account Value or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other form offered by Equitable, as elected by the Participant or (iii) to take partial withdrawals in amounts and at times as required by the Code, pursuant to Section 1.11A, subject to Equitable's rules then in effect and any other applicable requirements under the Code.


      (b) The phrase "before the Retirement Date" is deleted from the third paragraph.


11. In SECTION 4.05 BENEFICIARY, the following sentence is added to the end of the last paragraph:


      Any such election must meet the minimum distribution requirements under the Code, as described in Section 1.11A.


12. In SECITON 4.06 DISQUALIFICATION, the phrase "before the Retirement Date" is deleted.


13. In SECTION 4.09 ANNUAL NOTICE, the phrase "up to and including the Retirement Date" is deleted.











Agreed to by:


                                              THE EQUITABLE LIFE ASSURANCE
UNITED STATES TRUST COMPANY                   SOCIETY OF THE UNITED STATES

By_____________________________               By_____________________________
                                                          President

Title__________________________               By_____________________________
                                                Vice President and Secretary

Dated__________________________               Date of Issue__________________

At_____________________________











PF17114CP

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Effective November 1, 1989, Equitable hereby amends Group Annuity Contract No. 11938C-C as follows:

1. A new section, SECTION 1.11A REQUIRED DISTRIBUTIONS, is added as follows:

   SECTION 1.11A REQUIRED DISTRIBUTIONS. Notwithstanding any provisions in the certificate to the contrary, distributions from the contract which are intended to satisfy the minimum distribution requirements set forth in the Code and the regulations must be equal to at least the amounts and must be taken at least as frequently as specified in the Code and the regulations.

2. In SECTION 1.16 DEFINITIONS  RELATING TO THE SEPARATE ACCOUNT, the phrase "on
   or  before  the   Retirement   Date"  is  deleted  from  the   definition  of
   "Accumulation Unit."

3. In SECTION 2.02 SEPARATE ACCOUNT INVESTMENT DIVISIONS, the second paragraph is replaced by the following:

   Participation in the Separate Account under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to
   Section 3.03, (ii) the death of the Participant and (iii) termination of participation pursuant to Section 2.06.

4. In SECTION 2.03 GUARANTEED INTEREST DIVISION, the third paragraph is replaced by the following:

   Participation in the Guaranteed Interest Division under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to Section 3.03, (ii) the death of the Participant and
   (iii) termination of participation pursuant to Section 2.06.

5. In SECTION 2.05 TRANSFERS AMONG DIVISIONS, the phrase "At any time before a Participant's Retirement Date" is deleted from the first paragraph.

6. In SECTION 2.06 TERMINATION OF PARTICIPATION, the following changes are made:

   (a) The first sentence of the first paragraph is changed to the following:

   Subject to any applicable restrictions under the terms of the Plan, the Participant may elect by written notice to terminate participation under the Contract.

   (b) The phrase "Prior to a Participant's Retirement Date" is deleted from the first sentence of the third paragraph.

7. In SECTION 2.07 PARTIAL WITHDRAWALS, the phrase "before such Participant's Retirement Date" is deleted from the first paragraph.

8. In SECTION 2.09 DEATH BENEFIT, the phrase "and before such Participant's Retirement Date" is deleted from the first paragraph and the phrase "at any time prior to the Retirement Date" is deleted from the sixth paragraph.

9. In SECTION 2.09 DEATH BENEFIT, the following sentence is added to the end of the third paragraph and the end of the fourth paragraph:

   Any election for an Annuity Benefit must meet the minimum distribution requirements under the Code.



PF 17115C-C

10. In SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS, the following changes are made:

    (a) The first paragraph is replaced by the following:

    As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value less any outstanding loan shall be applied to provide the Normal Form of Annuity Benefit, unless such Participant elects (i) to receive the Cash Value of the certificate in a single sum,
    (ii) to apply the Annuity Account Value less any outstanding loan or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other form offered by Equitable, as elected by the Participant or (iii) to take partial withdrawals in amounts and at times as required by the Code, pursuant to Section 1.11A, subject to Equitable's rules then in effect and any other applicable requirements under the Code.

    (b) The phrase "before the Retirement Date" is deleted from the third paragraph.

    (c) The phrase "any shorter period which meets the minimum distribution rules under the Code, or" is added to the end of item (i) in the fifth paragraph.

11. In SECTION 4.06 DISQUALIFICATION, the phrase "before the Retirement Date" is deleted.

12. In SECTION 4.09 ANNUAL NOTICE, the phrase "up to and including the Retirement Date" is deleted.







Agreed to by:

                                          THE EQUITABLE  LIFE ASSURANCE
UNITED STATES TRUST COMPANY               SOCIETY OF THE UNITED STATES

By___________________________________     By __________________________________
                                                        President

Title _______________________________     By __________________________________
                                                Vice President and Secretary

Dated _______________________________     Date of Issue _______________________


At __________________________________




PF 17115C-C

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


For Participants in HR-10 Plans, effective November 1, 1989, we have amended Group Annuity Contract No. 11938C-C as follows:


SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE is replaced by the following:


As of the last day of each Participation Year, if the Annuity Account Value on that date is less than $10,000, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions. For this purpose, any loan reserve account will be deemed to be included within the Guaranteed Interest Division. The portion of the charge attributable to the Guaranteed Interest Division and any loan reserve account will be first withdrawn from the Guaranteed Interest Division and then, if the amount a Participant has in the Guaranteed Interest Division is not sufficient, the remaining allocation will be withdrawn from the portion of the loan reserve account that earns interest at the most current rate credited to the Guaranteed Interest Division.


If the Annuity Account Value is less than $10,000 on (a) the date of the application of the Annuity Account Value or Cash Value pursuant to Section 3.03 or (b) the date of termination of participation under the Contract pursuant to
Section 2.06 or 2.09, Equitable will determine the portion of the administrative charge applicable to the completed portion of the current Participation Year and withdraw such amount in lieu of the annual administrative charge described in this Section for the applicable part of that Participation Year.













Agreed to by:


                                                THE EQUITABLE LIFE ASSURANCE
UNITED STATES TRUST COMPANY                     SOCIETY OF THE UNITED STATES


By_________________________                     By____________________________
                                                                President

Title______________________                     By____________________________
                                                   Vice President and Secretary

Dated______________________                     Date of Issue_________________

At_________________________




PF 17116C-C

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Effective November 1, 1989, Equitable hereby amends your certificate issued under Group Annuity Contract No. 11929CI as follows:

1. A new section, SECTION 1.11A REQUIRED DISTRIBUTIONS, is added as follows:

   SECTION 1.11A REQUIRED DISTRIBUTIONS. Notwithstanding any provisions in the certificate to the contrary, distributions from the contract which are intended to satisfy the minimum distribution requirements set forth in the Code and the regulations must be equal to at least the amounts and must be taken at least as frequently as specified in the Code and the regulations.

2. In SECTION 1.16 DEFINITIONS  RELATING TO THE SEPARATE ACCOUNT, the phrase "on
   or  before  the   Retirement   Date"  is  deleted  from  the   definition  of
   "Accumulation Unit."

3. SECTION 1.19 CODE is replaced by the following:

   SECTION 1.19 CODE. The term "Code" means the Internal Revenue Code of 1986, as now or hereafter amended, or any corresponding provisions of prior or subsequent United States revenue laws.

4. In SECTION 2.02 SEPARATE ACCOUNT INVESTMENT DIVISIONS, the second paragraph is replaced by the following:

   Participation in the Separate Account under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to
   Section 3.03, (ii) the death of the Participant and (iii) termination of participation pursuant to Section 2.06.

5. In SECTION 2.03 GUARANTEED INTEREST DIVISION, the third paragraph is replaced by the following:

   Participation in the Guaranteed Interest Division under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to Section 3.03, (ii) the death of the Participant and
   (iii) termination of participation pursuant to Section 2.06.

6. In SECTION 2.05 TRANSFERS AMONG DIVISIONS, the first sentence is changed to the following:

   The Participant, upon written request, may transfer all or part of the amount the Participant has in a Division to one or more of the Divisions as follows:
   (1) amounts in the Guaranteed Interest Division, Stock Division, Balanced Division and Aggressive Stock Division may be transferred among such Divisions; and (2) amounts in the Money Market Division may be transferred to other Divisions.

7. In SECTION 2.06 TERMINATION OF PARTICIPATION, the following changes are made:

   (a)  The first sentence of the first paragraph is changed to the following:

   Subject to any applicable restrictions under the terms of the Plan, the Participant may elect by written notice to terminate participation under the Contract.

   (b) The phrase "Prior to a Participant's Retirement Date" is deleted from the first sentence of the third paragraph.

8. In SECTION 2.07 PARTIAL WITHDRAWALS, the phrase "before such Participant's Retirement Date" is deleted from the first paragraph.

9. SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE is replaced by the following:

   SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE. As of the last day of each Participation Year, if the Annuity Account Value on that date is less than $10,000, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions.

   If the Annuity Account Value is less than $10,000 on (a) the date of the application of the Annuity Account Value or Cash Value pursuant to Section
   3.03 or (b) the date of termination of participation under the Contract pursuant to Section 2.06 or 2.09, Equitable will determine the portion of the administrative charge applicable to the completed portion of the current
   Participation Year and withdraw such amount in lieu of the annual administrative charge described in this Section for the applicable part of that Participation Year.



PF 17110I

10. In SECTION 2.09 DEATH BENEFIT, the following phrases are deleted from the first paragraph: "and before such Participant's Retirement Date," and "at any time prior to the Retirement Date."

11. In SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS, the following changes are made:

    (a)  The first paragraph is replaced by the following:

    As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value shall be applied to provide the Normal Form of Annuity Benefit, unless such Participant elects (i) to receive the Cash Value of the certificate in a single sum, (ii) to apply the Annuity Account Value or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other form offered by Equitable, as elected by the Participant or (iii) to take partial withdrawals in amounts and at times as required by the Code, pursuant to
    Section 1.11A, subject to Equitable's rules then in effect and any other applicable requirements under the Code.

    (b) The phrase "before the Retirement Date" is deleted from the third paragraph.

12. In SECTION 3.05 PAYMENT OF ANNUITY BENEFITS, the following changes are made:

    (a) The first paragraph is deleted and the second paragraph is replaced by the following:

    A Participant's entire interest shall be distributed beginning not later than April 1 of the year following the calendar year in which the Participant attains age 70 years and six months. Distributions may be made in such amounts as the participant may request, provided such requested amounts are at least equal to the minimum amounts required to be distributed under the Code and provided further that such requested distributions are in accordance with Equitable's rules in effect at the time of each request.

    (b)  Item (ii) in the sixth paragraph is replaced by the following:

    (ii) such distribution will begin no later than one year after the Participant's death, unless the Participant's spouse is the designated beneficiary, in which case distributions must begin no later than the date on which the Participant would have attained age 70 years and six months.

13. In SECTION 4.05 BENEFICIARY, the following sentence is added to the end of the last paragraph:

    Any such election must meet the minimum distribution requirements under the Code, as described in Section 1.11A.

14. In SECTION 4.06 DISQUALIFICATION, the phrase "before the Retirement Date" is deleted.

15. In SECTION 4.09 ANNUAL NOTICE, the phrase "up to and including the Retirement Date" is deleted.



                     Vice President
      SPECIMEN       and Secretary              SPECIMEN       President




PF 17110I

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Effective November 1, 1989, Equitable hereby amends your certificate issued under Group Annuity Contract No. 11930CT as follows:

1. In SECTION 1.11A RETIREMENT DATE, the third and fourth sentences of the first paragraph are changed to the following:

     Any election for such change must be made in writing by the Participant and shall not take effect until received by Equitable at its Processing Office. No Retirement Date shall be earlier than the Participant's 55th birthday or later than the date specified in the Code.

2.   SECTION 1.11B REQUIRED DISTRIBUTIONS is replaced by the following:

     SECTION 1.11B REQUIRED DISTRIBUTIONS. Notwithstanding any provisions in the certificate to the contrary, distributions from the contract which are intended to satisfy the minimum distribution requirements set forth in the Code and the regulations must be equal to at least the amounts and must be taken at least as frequently as specified in the Code and the regulations. For benefits accrued prior to January 1, 1987, distributions must commence no later than the attainment of age 75.

3. In SECTION 1.16 DEFINITIONS RELATING TO THE SEPARATE ACCOUNT, the phrase "on or before the Retirement Date" is deleted from the definition of "Accumulation Unit."

4.   SECTION 1.19 CODE is replaced by the following:

     SECTION 1.19 CODE. The term "Code" means the Internal Revenue Code of 1986, as now or hereafter amended, or any corresponding provisions of prior or subsequent United States revenue laws.

5. In SECTION 2.01 CONTRIBUTIONS, the phrase "or under a Plan of an Employer described in clause (ii) of Section 1.01" is deleted from the first sentence of the third paragraph.

6. In SECTION 2.02 SEPARATE ACCOUNT INVESTMENT DIVISIONS, the second paragraph is replaced by the following:

     Participation in the Separate Account under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to
     Section 3.03, (ii) the death of the Participant and (iii) termination of participation pursuant to Section 2.06.

7. In SECTION 2.03 GUARANTEED INTEREST DIVISION, the third paragraph is replaced by the following:

     Participation in the Guaranteed Interest Division under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to Section 3.03, (ii) the death of the Participant and
     (iii) termination of participation pursuant to Section 2.06.

8. In SECTION 2.05 TRANSFERS AMONG DIVISIONS, the first sentence is changed to the following:

     The Participant, upon written request, may transfer all or part of the amount the Participant has in a Division to one or more of the Divisions as follows: (1) amounts in the Guaranteed Interest Division, Stock Division, Balanced Division and Aggressive Stock Division may be transferred among such Divisions; and (2) amounts in the Money Market Division may be transferred to other Divisions.

9. In SECTION 2.06 TERMINATION OF PARTICIPATION, the following changes are made:

     (a)  The first sentence of the first paragraph is changed to the following:

          Subject to any applicable restrictions under the terms of the Agreement or the Plan, the Participant may elect by written notice to terminate Participation under the Contract.

     (b) The Phrase "Prior to a Participant's Retirement Date" is deleted from the first sentence of the fourth paragraph.

PF 17111T

10. In SECTION 2.07 PARTIAL WITHDRAWALS, the phrase "before such Participant's Retirement Date" is deleted from the first paragraph.

11. In SECTION 2.09 DEATH BENEFIT, the following phrases are deleted from the first paragraph: "and before such Participant's Retirement Date" and "at any time prior to the Retirement Date."

12. In SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS, the following changes are made:

     (a)  The first paragraph is replaced by the following:

          As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value less any outstanding loan shall be applied to provide the Normal Form of Annuity Benefit, unless such Participant elects (i) to receive the Cash Value of the certificate in a single sum, (ii) to apply the Annuity Account Value less any outstanding loan or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other form offered by Equitable, as elected by the Participant or
          (iii) to take partial withdrawals in amounts and at times as required by the Code, pursuant to Section 1.11B, subject to Equitable's rules then in effect and any other applicable requirements under the Code.

     (b) The phrase "before the Retirement Date" is deleted from the third paragraph.

     (c) The phrase "any shorter period which meets the minimum distribution rules under the Code, or" is added to the end of item (i) in the fifth paragraph.

13. In SECTION 4.05 BENEFICIARY, the following sentence is added to the end of the last paragraph:

     Any such election must meet the minimum distribution requirements under the Code, as described in Section 1.11B.

14. In SECTION 4.06 DISQUALIFICATION, the phrase "before the Retirement Date" is deleted.

15. In SECTION 4.09 ANNUAL NOTICE, the phrase "up to and including the Retirement Date" is deleted.







SPECIMEN       Vice President                     SPECIMEN           President
               and Secretary



PF 17111T

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

This endorsement is issued only to Participants covered under Plans issued in conjunction with Optional Retirement or Tax-Sheltered Annuity Programs or Plans adopted by Universities. To the extent that any of the provisions modified herein have been previously modified in Rider PF 17041T-U, this endorsement shall govern.

Effective November 1, 1989, Equitable hereby amends your certificate issued under Group Annuity Contract No. 11930CT as follows:

1. In SECTION 1.11A RETIREMENT DATE, the third and fourth sentences of the first paragraph are changed to the following:

   Any election for such change must be made in writing by the Participant and shall not take effect until received by Equitable at its Processing Office. No Retirement Date shall be earlier than the Participant's 55th birthday or later than the date specified in the Code.

2. SECTION 1.11B REQUIRED DISTRIBUTIONS is replaced by the following:

   SECTION 1.11B REQUIRED DISTRIBUTIONS. Notwithstanding any provisions in the certificate to the contrary, distributions from the contract which are intended to satisfy the minimum distribution requirements set forth in the Code and the regulations must be equal to at least the amounts and must be taken at least as frequently as specified in the Code and the regulations. For benefits accrued prior to January 1, 1987, distributions must commence no later than the attainment of age 75.

3. In SECTION 1.16 DEFINITIONS RELATING TO THE SEPARATE ACCOUNT, the phrase "on
   or  before  the   Retirement   Date"  is  deleted  from  the   definition  of
   "Accumulation Unit."

4. SECTION 1.19 CODE is replaced by the following:

   SECTION 1.19 CODE. The term "Code" means the Internal Revenue Code of 1986, as now or hereafter amended, or any corresponding provisions of prior or subsequent United States revenue laws.

5. In SECTION 2.01 CONTRIBUTIONS, the phrase "or under a Plan of an Employer described in clause (ii) of Section 1.01" is deleted from the first sentence of the third paragraph.

6. In SECTION 2.02 SEPARATE ACCOUNT INVESTMENT DIVISIONS, the second paragraph is replaced by the following:

   Participation in the Separate Account under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to
   Section 3.03, (ii) the death of the Participant and (iii) termination of participation pursuant to Section 2.06.

7. In SECTION 2.03 GUARANTEED INTEREST DIVISION, the third paragraph is replaced by the following:

   Participation in the Guaranteed Interest Division under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to Section 3.03, (ii) the death of the participant and
   (iii) termination of participation pursuant to Section 2.06.

8. In SECTION 2.05 TRANSFERS AMONG DIVISIONS, the first sentence is changed to the following:

   The Participant, upon written request, may transfer all or part of the amount the Participant has in a Division to one or more of the Divisions as follows:
   (1) amounts in the Guaranteed Interest Division, Stock Division, Balanced Division and Aggressive Stock Division may be transferred among such Divisions; and (2) amounts in the Money Market Division may be transferred to other Divisions.

9. In SECTION 2.06 TERMINATION OF PARTICIPATION, the following changes are made:

   (a)  The first sentence of the first paragraph is changed to the following:

        Subject to any applicable restrictions under the terms of the Agreement or the Plan, the Participant may elect by written notice to terminate Participation under the Contract.

   (b) The phrase "Prior to a Participant's Retirement Date" is deleted from the first sentence of the fourth paragraph.




PF 17112T-U

10. In SECTION 2.07 PARTIAL WITHDRAWALS, the first paragraph is replaced by the following:

     Subject to any applicable restrictions under the terms of the Agreement or the Plan, whichever is applicable, or to applicable laws or regulations, a Participant may elect by written notice to Equitable to make a partial withdrawal from the Divisions.


11. In SECTION 2.09 DEATH BENEFIT, the following phrases are deleted from the first paragraph: "and before such Participant's Retirement Date," and "at any time prior to the Retirement Date."

12. In SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS, the following changes are made:

     (a) The first paragraph is replaced by the following:

     As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value less any outstanding loan shall be applied to provide the Normal Form of Annuity Benefit, unless such Participant elects (i) to receive the Cash Value of the certificate in a single sum, if such election is permitted by the Plan or Agreement, (ii) to receive not more than a specific percentage or dollar amount of the Cash Value of the certificate in a single sum (if permitted by the Plan or Agreement) and to apply the remainder of the Cash Value to provide an Annuity Benefit on any annuity form offered by Equitable, as elected by the Participant, (iii) to apply the Annuity Account Value less any outstanding loan or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other form offered by Equitable and permitted by the Plan or Agreement, as elected by the Participant or (iv) to take partial withdrawals in amounts and at times as required by the Code, pursuant to Section 1.11B (if permitted by the Plan or Agreement), subject to Equitable's rules then in effect and any other applicable requirements under the Code. A Participant may elect to divide the applicable value between a partial sum payment and an annuity form, if such election is in accordance with the Plan or Agreement.

     (b) The phrase "before the Retirement Date" is deleted from the third paragraph.

     (c) the phrase "any shorter period which meets the minimum distribution rules under the Code, or" is added to the end of item (i) in the fifth paragraph.

13. In SECTION 4.05 BENEFICIARY, the following sentence is added to the end of the last paragraph:

     Any such election must meet the minimum distribution requirements under the Code, as described in Section 1.11B.

14. In SECTION 4.06 DISQUALIFICATION, the phrase "before the Retirement Date" is deleted.

15. In SECTION 4.09 ANNUAL NOTICE, the phrase "up to and including the Retirement Date" is deleted.





                  Vice President
        SPECIMEN  and Secretary                      SPECIMEN President


PF 17112T-U

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Effective November 1, 1989, Equitable hereby amends your certificate issued under Group Annuity Contract No. 11931CH as follows:

1.   SECTION 1.02 PLAN is replaced by the following:

     SECTION 1.02A PLAN. The term "Plan" means the Non-Trusted Money Purchase/Profit Sharing Prototype Plan For Unincorporated Employers, sponsored by Equitable, which has been determined by the Internal Revenue Service to meet the requirements for qualification under Section 401(a) of the Code.

2.   A new section, SECTION 1.11A REQUIRED DISTRIBUTIONS, is added as follows:

     SECTION 1.11A REQUIRED DISTRIBUTIONS. Notwithstanding any provisions in the certificate to the contrary, distributions from the contract which are intended to satisfy the minimum distribution requirements set forth in the Code and the regulations must be equal to at least the amounts and must be taken at least as frequently as specified in the Code and the regulations.

3. In SECTION 1.16 DEFINITIONS RELATING TO THE SEPARATE ACCOUNTS, the phrase "on or before the Retirement Date" is deleted from the definition of "Accumulation Unit."

4.   SECTION 1.19 CODE is replaced by the following:

     SECTION 1.19 CODE. The term "Code" means the Internal Revenue Code of 1986, as now or hereafter amended, or any corresponding provisions of prior or subsequent United States revenue laws.

5. In SECTION 2.02 SEPARATE ACCOUNT INVESTMENT DIVISIONS, the second paragraph is replaced by the following:

     Participation in the Separate Account under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to
     Section 3.03, (ii) the death of the Participant and (iii) termination of participation pursuant to Section 2.06.

6. In SECTION 2.03 GUARANTEED INTEREST DIVISION, the third paragraph is replaced by the following:

     Participation in the Guaranteed Interest Division under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to Section 3.03, (ii) the death of the Participant and
     (iii) termination of participation pursuant to Section 2.06.

7. In SECTION 2.05 TRANSFERS AMONG DIVISIONS, the first sentence is changed to the following:

     The Participant, upon written request, may transfer all or part of the amount the Participant has in a Division to one or more of the Divisions as follows: (1) amounts in the Guaranteed Interest Division, Stock Division, Balanced Division and Aggressive Stock Division may be transferred among such Divisions; and (2) amounts in the Money Market Division may be transferred to other Divisions.

8. In SECTION 2.06 TERMINATION OF PARTICIPATION, the following changes are made:

     (a) The first sentence of the first paragraph is changed to the following:

          Subject to any applicable restrictions under the terms of the Plan, the Participant may elect by written notice to terminate participation under the Contract.

     (b) The phrase "Prior to a Participant's Retirement Date" is deleted from the first sentence of the third paragraph.



   PF 17113H

9. In SECTION 2.07 PARTIAL WITHDRAWALS, the phrase "before such Participant's Retirement Date" is deleted from the first paragraph.

10.  SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE is replaced by the following:

     SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE. As of the last day of each Participation Year, if the Annuity Account Value on that date is less than $10,000, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions.

     If the Annuity Account Value is less than $10,000 on (a) the date of the application of the Annuity Account Value or Cash Value pursuant to Section
     3.03 or (b) the date of termination of participation under the Contract pursuant to Section 2.06 or 2.09, Equitable will determine the portion of the administrative charge applicable to the completed portion of the current Participation Year and withdraw such amount in lieu of the annual administrative charge described in this Section for the applicable part of that Participation Year.

11. In SECTION 2.09 DEATH BENEFIT, the following phrases are deleted from the first paragraph: "and before such Participant's Retirement Date," and "at any time prior to the Retirement Date."

12. In SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS, the following changes are made:

     (a)  The first paragraph is replaced by the following:

     As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value shall be applied to provide the Normal Form of Annuity Benefit, unless such Participant elects to (i) to receive the Cash Value of the certificate in a single sum, (ii) to apply the Annuity Account Value or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other form offered by Equitable, as elected by the Participant or (iii) to take partial withdrawals in amounts and at times as required by the Code, pursuant to Section 1.11A, subject to Equitable's rules then in effect and any other applicable requirements under the Code.

     (b) The phrase "before the Retirement Date" is deleted from the third paragraph.

13. In SECTION 4.05 BENEFICIARY, the following sentence is added to the end of the last paragraph:

     Any such election must meet the minimum distribution requirements under the Code, as described in Section 1.11 A.

14. In SECTION 4.06 DISQUALIFICATION, the phrase "before the Retirement Date" is deleted.

15. In SECTION 4.09 ANNUAL NOTICE, the phrase "up to and including the Retirement Date" is deleted.




    /s/ Pauline Sherman                         /s/ Edward D. Miller

    Pauline Sherman, Vice President,            Edward D. Miller, President and
    Secretary and Associate General Counsel     Chief Executive Officer




PF 17113H

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Effective November 1, 1989, Equitable hereby amends your certificate issued under Group Annuity Contract No. 11938CP as follows:

1.   A new section, SECTION 1.11A REQUIRED DISTRIBUTIONS, is added as follows:

     SECTION 1.11A REQUIRED DISTRIBUTIONS. Notwithstanding any provisions in the certificate to the contrary, distributions from the contract which are intended to satisfy the minimum distribution requirements set forth in the Code and the regulations must be equal to at least the amounts and must be taken at least as frequently as specified in the Code and the regulations.

2. In SECTION 1.16 DEFINITIONS RELATING TO THE SEPARATE ACCOUNT, the phrase "on or before the Retirement Date" is deleted from the definition of "Accumulation Unit."

3.   SECTION 1.19 CODE is replaced by the following:

     SECTION 1.19 CODE. The term "Code" means the Internal Revenue Code of 1986, as now or hereafter amended, or any corresponding provisions of prior or subsequent United States revenue laws.

4. In SECTION 2.02 SEPARATE ACCOUNT INVESTMENT DIVISIONS, the second paragraph is replaced by the following:

     Participation in the Separate Account under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to
     Section 3.03, (ii) the death of the Participant and (iii) termination of participation pursuant to Section 2.06.

5. In SECTION 2.03 GUARANTEED INTEREST DIVISION, the third paragraph is replaced by the following:

     Participation in the Guaranteed Interest Division under the contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to Section 3.03, (ii) the death of the Participant and
     (iii) termination of participation pursuant to Section 2.06.

6. In SECTION 2.05 TRANSFERS AMONG DIVISIONS, the first sentence is changed to the following:

     The Participant, upon written request, may transfer all or part of the amount the Participant has in a Division to one or more of the Divisions as follows: (1) amounts in the Guaranteed Interest Division, Stock Division, Balanced Division and Aggressive Stock Division may be transferred among such Divisions; and (2) amounts in the Money Market Division may be transferred to other Divisions.

7. In SECTION 2.06 TERMINATION OF PARTICIPATION, the following changes are made:

     (a)  The first sentence of the first paragraph is changed to the following:

          Subject to any applicable restrictions under the terms of the Plan, the Participant may elect by written notice to terminate participation under the Contract.

     (b) The phrase "Prior to a Participant's Retirement Date" is deleted from the first sentence of the third paragraph.

8. In SECTION 2.07 PARTIAL WITHDRAWALS, the phrase "before such Participant's Retirement Date" is deleted from the first paragraph.


PF 17114P

9. In SECTION 2.09 DEATH BENEFIT, the following phrases are deleted from the first paragraph: "and before such Participant's Retirement Date" and "at any time prior to the Retirement Date."

10. In SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS, the following changes are made:

     (a)  The first paragraph is replaced by the following:

          As of a Participant's Retirement Date, provided such participant is then living, the Annuity Account Value shall be applied to provide the Normal Form of Annuity Benefit, unless such Participant elects (i) to receive the Cash Value of the certificate in a single sum, (ii) to apply the Annuity Account Value or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other form offered by Equitable, as elected by the Participant or (iii) to take partial withdrawals in amounts and at times as required by the Code, pursuant to Section 1.11A, subject to Equitable's rules then in effect and any other applicable requirements under the Code.

     (b) The phrase "before the Retirement Date" is deleted from the third paragraph.

11. In SECTION 4.05 BENEFICIARY, the following sentence is added to the end of the last paragraph:

     Any such election must meet the minimum distribution requirements under the Code, as described in Section 1.11A.

12. In SECTION 4.06 DISQUALIFICATION, the phrase "before the Retirement Date" is deleted.

13. In SECTION 4.09 ANNUAL NOTICE, the phrase "up to and including the Retirement date" is deleted.






                  Vice President
        SPECIMEN  and Secretary                      SPECIMEN President


PF 17114P

               THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Effective November 1, 1989, Equitable hereby amends your certificate issued under Group Annuity Contract No. 11938C-C as follows:

1.   A new section, SECTION 1.11A REQUIRED DISTRIBUTIONS, is added as follows:

     SECTION 1.11A REQUIRED DISTRIBUTIONS. Notwithstanding any provisions in the certificate to the contrary, distributions from the contract which are intended to satisfy the minimum distribution requirements set forth in the Code and the regulations must be equal to at least the amounts and must be taken at least as frequently as specified in the Code and the regulations.

2. In SECTION 1.16 DEFINITIONS RELATING TO THE SEPARATE ACCOUNT, the phrase "on or before the Retirement Date" is deleted from the definition of "Accumulation Unit."

3. In SECTION 2.02 SEPARATE ACCOUNT INVESTMENT DIVISIONS, the second paragraph is replaced by the following:

     Participation in the Separate Account under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to
     Section 3.03, (ii) the death of the Participant and (iii) termination of participation pursuant to Section 2.06.

4. In SECTION 2.03 GUARANTEED INTEREST DIVISION, the third paragraph is replaced by the following:

     Participation in the Guaranteed Interest Division under the Contract terminates on the earliest of (i) election and commencement of annuity benefits pursuant to Section 3.03, (ii) the death of the Participant and
     (iii) termination of participation pursuant to Section 2.06.

5. In SECTION 2.05 TRANSFERS AMONG DIVISIONS, the phrase "At any time before a Participant's Retirement Date" is deleted from the first paragraph.

6. In SECTION 2.06 TERMINATION OF PARTICIPATION, the following changes are made:

     (a)  The first sentence of the first paragraph is changed to the following:

          Subject to any applicable restrictions under the terms of the Plan, the Participant may elect by written notice to terminate participation under the Contract.

     (b) The phrase "Prior to a Participant's Retirement Date" is deleted from the first sentence of the third paragraph.

7. In SECTION 2.07 PARTIAL WITHDRAWALS, the phrase "before such Participant's Retirement Date" is deleted from the first paragraph.

8. In SECTION 2.09 DEATH BENEFIT, the phrase "and before such Participant's Retirement Date" is deleted from the first paragraph and the phrase "at any time prior to the Retirement Date" is deleted from the sixth paragraph.

9. In SECTION 2.09 DEATH BENEFIT, the following sentence is added to the end of the third paragraph and the end of the fourth paragraph:

     Any election for an Annuity Benefit must meet the minimum distribution requirements under the Code.



PF 17115C

10. In SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS, the following changes are made:

     (a) The first paragraph is replaced by the following:

          As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value less any outstanding loan shall be applied to provide the Normal Form of Annuity Benefit, unless such Participant elects (i) to receive the Cash Value of the certificate in a single sum, (ii) to apply the Annuity Account Value less any outstanding loan or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other form offered by Equitable, as elected by the Participant or
          (iii) to take partial withdrawals in amounts and at times as required by the Code, pursuant to Section 1.11A, subject to Equitable's rules then in effect and any other applicable requirements under the Code.

     (b) The phrase "before the Retirement Date" is deleted from the third paragraph.

     (c) The phrase "any shorter period which meets the minimum distribution rules under the Code, or" is added to the end of item (i)in the fifth paragraph.

11. In SECTION 4.06 DISQUALIFICATION, the phrase "before the Retirement Date" is deleted.

12. In SECTION 4.09 ANNUAL NOTICE, the phrase "up to and including the Retirement Date" is deleted.





SPECIMEN      Vice President                          SPECIMEN     President
              and Secretary




PF 17115C

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

For Participants in HR-10 Plans, effective November 1, 1989, we have amended your Certificate issued under Group Annuity Contract No. 11938C-C as follows:

SECTION 2.08 ANNUAL ADMINSTRATIVE CHARGE is replaced by the following:

As of the last day of each Participation Year, if the Annuity Account Value on that date is less than $10,000, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions. For this purpose, any loan reserve account will be deemed to be included within the Guaranteed Interest Division. The portion of the charge attributable to the Guaranteed Interest Division and any loan reserve account will be first withdrawn from the Guaranteed Interest Division and then, if the amount a Participant has in the Guaranteed Interest Division is not sufficient, the remaining allocation will be withdrawn from the portion of the loan reserve account that earns interest at the most current rate credited to the Guaranteed Interest Division.

If the Annuity Account Value is less than $10,000 on (a) the date of the application of the Annuity Account Value or Cash Value pursuant to Section 3.03 or (b) the date of termination of participation under the Contract pursuant to
Section 2.06 or 2.09, Equitable will determine the portion of the administrative charge applicable to the completed portion of the current Participation Year and withdraw such amount in lieu of the annual administrative charge described in this Section for the applicable part of that Participation Year.






                  Vice President
SPECIMEN          and Secretary             SPECIMEN                   President






PF17116C

Estella A. Devian
Assistant Vice President


                                                                  THE EQUITABLE

                                                                    DEC 28 1989



Mr. Fredric L. Bodner, JD
Chief, Health & Life
Policy Bureau
Agency Building One
Nelson A. Rockefeller Plaza
Albany, New York 12257

Re: Group Annuity Riders PF17100C, PF17100C-C, PF17101C and PF17101C-C

Dear Mr. Bodner:

We are hereby filing for approval Riders PF17100C and PF17101C which are to be used with our qualified trusteed Group Annuity Certificate 11938C approved on March 9, 1987 (File No. 87030090-0093), and Riders PF17100C-C and PF17101C-C
which are to be used with Group Annuity Contract 11938C-C which was approved on March 9, 1987 (File No. 87030090-0093).

Rider PF17100C provides for partial vesting and will be given upon request to both new and in force qualified trusteed corporate and unincorporated certificate owners in plans which do not provide for full and immediate vesting and therefore require reallocation of forfeitures. Rider PF17101C creates a single suspense account certificate to receive the forfeitures under the plan. Riders PF17100C-C and PF17101C-C similarly amend the Group Annuity Contract.

We would appreciate receiving your approval as soon as possible. If you have any questions concerning these riders, please call Manager Robert Heck collect at
(212) 714-5287.

                                                       Sincerely,


                                                       /s/ Estella A. Devian

                                                       Estella A. Devian
                                                       Assistant Vice President

jg/7285L


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                            Two Penn Plaza, New York, N.Y. 10121

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

This rider is designed for certificates issued in connection with plans which do not provide for full and immediate vesting and therefore require reallocation of forfeitures. The following provisions apply only if a Suspense Account Certificate (Group Annuity Certificate No. 11938C with this rider and Rider No. PF 17101C appended) has been issued under the Plan.

Effective immediately, Equitable hereby amends your certificate issued under Group Annuity Contract No. 11938C-C as follows:

1. A new section, SECTION 1.19 SUSPENSE ACCOUNT CERTIFICATE, is added as follows:

     SECTION 1.19 SUSPENSE ACCOUNT CERTIFICATE. The term "Suspense Account Certificate" means a certificate issued for the purpose of investing amounts which have been forfeited, as provided in the Plan, until such amounts can be reallocated to the other certificates in accordance with the terms of the Plan.

2. A new section, SECTION 1.20 INTER-CERTIFICATE TRANSFER, is added as follows:

     SECTION 1.20 INTER-CERTIFICATE TRANSFER. The term "Inter-certificate Transfer" means a transfer of (i) funds which have been forfeited, as provided in the Plan, from one certificate to the Suspense Account Certificate; or (ii) from the Suspense Account Certificate to one or more other certificates for the purpose of reallocating forfeitures under the plan.

3. A new section, SECTION 2.07C DISTRIBUTIONS OF FORFEITURES, is added as follows:

     SECTION 2.07C DISTRIBUTIONS OF FORFEITURES. If the Participant terminates participation pursuant to Section 2.06 or requests a partial withdrawal pursuant to Section 2.07, and the Owner notifies Equitable (on a form acceptable to Equitable) that a forfeiture has occurred under the terms of the Plan, the Owner may make: (i) an Inter-certificate Transfer to the Suspense Account Certificate of an amount equal to the forfeiture; or (ii) a partial withdrawal pursuant to Section 2.07 of an amount equal to the forfeiture. Equitable is not responsible for calculating the amount of the forfeiture.

     Such Inter-certificate Transfer or partial withdrawal will count toward the available Free Corridor Amount as defined in Section 2.07B. There will be no charge made in conjunction with an Inter-certificate Transfer. However, to the extent that the amount of any partial withdrawal made pursuant to
     Section 2.07 exceeds the Free Corridor Amount, Equitable will apply any applicable partial withdrawal charges, pursuant to Section 2.07A.

     If (a) the Owner has made (i) an Inter-certificate Transfer or (ii) a partial withdrawal, in accordance with Section 2.07C; (b) there is still Annuity Account Value; and (c) the Owner has not made any election under
     Section 3.03 or any other Section of the certificate, then following receipt of a properly completed change of ownership form, Equitable will change ownership of the certificate to the Participant, pursuant to Section 1.05A, who shall then be entitled to exercise all rights under the certificate; provided, however, that no new Contributions may be made at any time after such change of ownership. In any event, Equitable will not be responsible for any tax consequences which may occur as a result of new Contributions.

4. With respect to SECTION 4.03 ASSIGNMENTS AND NONTRANSFERABILITY, the first sentence is replaced by the following:

     Subject to any restrictions under the Plan, the entire interest of any Participant under the Contract is nonforfeitable.




                    Vice President
          SPECIMEN  and Secretary                 SPECIMEN President


PF 17100C

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

This rider is designed for certificates issued in connection with plans which do not provide for full and immediate vesting and therefore require reallocation of forfeitures. The following provisions apply only if a Suspense Account Certificate (Group Annuity Certificate No. 11938C with this rider and Rider No. PF 17101C appended) has been issued under the Plan.

Effective immediately, Equitable hereby amends Group Annuity Contract No. 11938C-C as follows:

1. A new section, SECTION 1.19 SUSPENSE ACCOUNT CERTIFICATE, is added as follows:

     SECTION 1.19 SUSPENSE ACCOUNT CERTIFICATE. The term "Suspense Account Certificate" means a certificate issued for the purpose of investing amounts which have been forfeited, as provided in the Plan, until such amounts can be reallocated to the other certificates in accordance with the terms of the Plan.

2. A new section, SECTION 1.20 INTER-CERTIFICATE TRANSFER, is added as follows:

     SECTION 1.20 INTER-CERTIFICATE TRANSFER. The term "Inter-certificate Transfer" means a transfer of funds (i) which have been forfeited, as provided in the Plan, from one certificate to the Suspense Account Certificate; or (ii) from the Suspense Account Certificate to one or more other certificates for the purpose of reallocating forfeitures under the Plan.

3. A new section, SECTION 2.07C DISTRIBUTIONS OF FORFEITURES, is added as follows:

     SECTION 2.07C DISTRIBUTIONS OF FORFEITURES. If the Participant terminates participation pursuant to Section 2.06 or requests a partial withdrawal pursuant to Section 2.07, and the Owner notifies Equitable (on a form acceptable to Equitable) that a forfeiture has occurred under the terms of the Plan, the Owner may make: (i) an Inter-certificate Transfer to the Suspense Account Certificate of an amount equal to the forfeiture; or (ii) a partial withdrawal pursuant to Section 2.07 of an amount equal to the forfeiture. Equitable is not responsible for calculating the amount of the forfeiture.

     Such Inter-certificate Transfer or partial withdrawal will count toward the available Free Corridor Amount as defined in Section 2.07B. There will be no charge made in conjunction with an Inter-certificate Transfer. However, to the exetent that the amount of such partial withdrawal exceeds the Free Corridor Amount, Equitable will apply any applicable partial withdrawal charges, pursuant to Section 2.07A.

     If (a) the Owner has made (i) an Inter-certificate Transfer or (ii) a partial withdrawal, in accordance with Section 2.07C; (b) there is still Annuity Account Value; and (c) the Owner has not made any election under
     Section 3.03 or any other Section of the certificate, then following receipt of a properly completed change of ownership form, Equitable will change ownership of the certificate to the Participant, pursuant to Section 1.05A, who shall then be entitled to exercise all rights under the certificate; provided, however, that no new Contributions may be made at any time after such change of ownership. In any event, Equitable will not be responsible for any tax consequences which may occur as a result of new Contributions.

4. With respect to SECTION 4.03 ASSIGNMENTS AND NONTRANSFERABILITY, the first sentence is replaced by the following:

     Subject to any restrictions under the Plan, the entire interest of any Participant under the Contract is nonforfeitable.

Agreed to by:

UNITED STATES TRUST COMPANY

By_____________________________________

Title _________________________________

Dated _________________________________

At ____________________________________


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

By  /s/ John B. Carter
   ------------------------------------
        John B. Carter
          President

By  /s/ Benjamin H. Walker
   ------------------------------------
        Benjamin H. Walker
     Vice President and Secretary

Date of Issue _________________________


PF 17100C-C

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Effective immediately, Equitable hereby amends your certificate issued under Group Annuity Contract No. 11938C-C as follows:

1. Notwithstanding anything in the certificate to the contrary, Contributions may only be allocated to the Guaranteed Interest Division. No Contributions may be allocated, or subsequently transferred, to any of the Separate Account Investment Divisions.

2.   A new section, SECTION 1.06A INITIAL DEPOSIT, is added as follows:

     SECTION 1.06A INITIAL DEPOSIT. The term "Initial Deposit" means a required initial payment made to Equitable by the Owner with respect to a Suspense Account Certificate. The Initial Deposit, the amount of which will be determined by Equitable, will be held under the Suspense Account Certificate from the issue date until participation under the Suspense Account Certificate is terminated in order to maintain a minimum Annuity Account Value. Upon termination of participation under the Suspense Account Certificate, the entire Annuity Account Value will be paid to the Owner.

3. The following paragraph is added after the second paragraph of SECTION 2.07A PARTIAL WITHDRAWAL CHARGES:

     Any applicable withdrawal charge will be waived on any amount withdrawn if that amount is reallocated as a Contribution to the remaining certificates issued under the Plan, as provided for by the Plan. If any amount withdrawn is not reallocated to the remaining certificates, the applicable withdrawal charge will be deducted from the Annuity Account Value.

4.   With respect to SECTION 2.09 DEATH  BENEFIT,  the phrase "made  pursuant to
     Section 2.07" is deleted from the penultimate paragraph.

5. In SECTION 4.10A TRUSTEE'S RESPONSIBILITY, the phrase "or ownership has been assigned to the Participant pursuant to Section 2.07C' is added to the end of the first sentence.









              Vice President
SPECIMEN      and Secretary                             SPECIMEN      President


PF 17101C

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

This endorsement applies only for certificates issued as Suspense Account Certificates.

Effective immediately, Equitable hereby amends Group Annuity Contract No. 11938C-C as follows:

1. Notwithstanding anything in the certificate to the contrary, Contributions may only be allocated to the Guranteed Interest Division. No Contributions may be allocated, or subsequently transferred, to any of the Separate Account Investment Divisions.

2.   A new Section, SECTION 1.06A INITIAL DEPOSIT, is added as follows:

     SECTION 1.06A INITIAL DEPOSIT. The term "Initial Deposit" means a required initial payment made to Equitable by the Owner with respect to a Suspense Account Certificate. The Initial Deposit, the amount of which will be determined by Equitable, will be held under the Suspense Account Certificate from the issue date until participation under the Suspense Account Certificate is terminated in order to maintain a minimum Annuity Account Value. Upon termination of participation under the Suspense Account Certificate, the entire Annuity Account Value will be paid to the Owner.

3. The following paragraph is added after the second paragraph of SECTION 2.07A PARTIAL WITHDRAWAL CHARGES:

     Any applicable withdrawal charge will be waived on any amount withdrawn if that amount is reallocated as a Contribution to the remaining certificates issued under the Plan, as provided for by the Plan. If any amount withdrawn is not reallocated to the remaining certificates, the applicable withdrawal charge will be deducted from the Annuity Account Value.

4.   With respect to SECTION 2.09 DEATH  BENEFIT,  the phrase "made  pursuant to
     Section 2.07" is deleted from the penultimate paragraph.

5. In SECTION 4.10A TRUSTEE'S RESPONSIBILITY, the phrase "or ownership has been assigned to the Participant pursuant to Section 2.07C" is added to the end of the first sentence.

Agreed to by:
UNITED STATES TRUST COMPANY                 THE EQUITABLE LIFE ASSURANCE
OF NEW YORK                                 SOCIETY OF THE UNITED STATES

By                                          By        /s/ John B. Carter
   -------------------------------------       ---------------------------------
                                                         President
Title
     -----------------------------------
                                            By        /s/ Benjamin H. Walker
Dated                                          ---------------------------------
     -----------------------------------         Vice President and Secretary

At                                          Date of Issue
  --------------------------------------                 -----------------------



PF 17101C-C

Estella A. Devian
Assistant Vice President


                                                               THE EQUITABLE

                                                                 SEP 29 1989

Mr. Fredric L. Bodner, JD
Chief, Health & Life
Policy Bureau
Agency Building One
Nelson A. Rockefeller Plaza
Albany, New York  12257

Re:      Administrative Charge Waiver Endorsement For Group Annuities

Dear Fred:

We are filing for your approval the following endorsements:

Form Number  For Use With                                         Approval Date
-----------  ------------                                         -------------

PF 17104C    Group Annuity Certificate No. 11938C        3-9-87 (File No. 87030090-0093)
PF 17104C-C  Group Annuity Contract No. 11938C-C         3-9-87             "
PF 17105P    Group Annuity Certificate No. 11936P        4-19-82 (File No. 82010997)
PF 17105CP   Group Annuity Contract No. 11932CP          2-29-80 (File No. 80020034)
PF 17106T    Group Annuity Certificate No. 11934T        4-19-82 (File No. 82010990-1001,
                                                                           82041322)
PF 17106CT   Group Annuity Contract No. 11930CT          2-29-80 (File No. 80020031-38)

The endorsements provide for the waiver of the annual administrative charge described in Section 2.08 of the above-referenced certificates/contracts for Participants with annuity account values of $25,000 or more. Previously, all Participants under these contracts were required to pay the annual administrative charge.

If you have any questions, please call me collect at (212) 714-5301. I look forward to receiving your approval.

                                                       Very truly yours,



                                                       /s/ Estella A. Devian

                                                       Estella A. Devian
                                                       Assistant Vice President



jg/7133L

1/9/90 Jack Fitzgerald will review immediately



THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES   .
                                            Two Penn Plaza, New York, N.Y. 10121


            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Effective on October 1, 1989, for any Participant under a Trusteed Plan maintained by a corporation, we have amended your Certificate issued under Group Annuity contract No. 11938C-C as follows:

SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE is replaced by the following:

As of the last day of each Participation Year, if the Annuity Account Value on that date is less than $25,000, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions. For this purpose, any loan reserve account will be deemed to be included within the Guaranteed Interest Division. The portion of the charge attributable to the Guaranteed Interest Division and any loan reserve account will be first withdrawn from the Guaranteed Interest Division and then, if the amount a Participant has in the Guaranteed Interest Division is not sufficient, the remaining allocation will be withdrawn from the portion of the loan reserve account that earns interest at the most current rate credited to the Guaranteed Interest Division.

If the Annuity Account Value is less than $25,000 on (a) the date of the application of the Annuity Account Value or Cash Value pursuant to Section 3.03 or (b) the date of termination of participation under the Contract pursuant to
Section 2.06 or 2.09, Equitable will determine the portion of the administrative charge applicable to the completed portion of the current Participation Year and withdraw such amount in lieu of the annual administrative charge described in this Section for the applicable part of that Participation Year.

                    Vice President
       SPECIMEN     and Secretary                SPECIMEN     President



PF 17104C

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Effective on October 1, 1989, for any Participant under a Trusteed Plan maintained by a corporation, we have amended your Group Annuity Contract No. 11938C-C as follows:


SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE is replaced by the following:


As of the last day of each Participation Year, if the Annuity Account Value on that date is less than $25,000, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions. For this purpose, any loan reserve account will be deemed to be included within the Guaranteed Interest Division. The portion of the charge attributable to the Guaranteed Interest Division and any loan reserve account will be first withdrawn from the Guaranteed Interest Division and then, if the amount a Participant has in the Guaranteed Interest Division is not sufficient, the remaining allocation will be withdrawn from the portion of the loan reserve account that earns interest at the most current rate credited to the Guaranteed Interest Division.


If the Annuity Account Value is less than $25,000 on (a) the date of the application of the Annuity Account Value or Cash Value pursuant to Section 3.03 or (b) the date of termination of participation under the Contract pursuant to
Section 2.06 or 2.09, Equitable will determine the portion of the administrative charge applicable to the completed portion of the current Participation Year and withdraw such amount in lieu of the annual administrative charge described in this Section for the applicable part of that Participation Year.





Agreed to by:

UNITED STATES TRUST COMPANY                     THE EQUITABLE LIFE ASSURANCE
                                                SOCIETY OF THE UNITED STATES

By                                              By          SPECIMEN
  ----------------------------                    ------------------------------
                                                            President

Title                                           By          SPECIMEN
     -------------------------                    ------------------------------
                                                   Vice President and Secretary

Dated                                           Date of Issue
     -------------------------                               -------------------

At
  ----------------------------
















PF 17104C-C

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Effective October 1, 1989, we have amended your Certificate issued under Group Annuity Contract No. 11932CP as follows:

SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE, is replaced by the following:

As of the last day of each Participation Year, if the Annuity Account Value on that date is less than $25,000, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions.

If the Annuity Account Value is less than $25,000 on (a) the date of the application of the Annuity Account Value or Cash Value pursuant to Section 3.03 or (b) the date of termination of participation under the Contract pursuant to
Section 2.06 or 2.09, Equitable will determine the portion of the administrative charge applicable to the completed portion of the current Participation Year and withdraw such amount in lieu of the annual administrative charge described in this Section for the applicable part of that Participation Year.



     /s/ Molly K. Heines                           /s/ Joseph J. Melone

     Molly K. Heines                               Joseph J. Melone
     Vice President and Secretary                  Chairman of the Board





PF 17105P

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES




Effective on October 1, 1989, we have amended your Group Annuity Contract No. 11932CP as follows:


SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE is replaced by the following:


As of the last day of each Participation Year, if the Annuity Account Value on that date is less than $25,000, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions.


If the Annuity Account Value is less than $25,000 on (a) the date of the application of the Annuity Account Value or Cash Value pursuant to Section 3.03 or (b) the date of termination of participation under the Contract pursuant to
Section 2.06 or 2.09, Equitable will determine the portion of the administrative charge applicable to the completed portion of the current Participation Year and withdraw such amount in lieu of the annual administrative charge described in this Section for the applicable part of that Participation Year.





Agreed to by:

UNITED STATES TRUST COMPANY                  THE EQUITABLE LIFE ASSURANCE
                                             SOCIETY OF THE UNITED STATES

By                                           By           SPECIMEN
  ----------------------------                ----------------------------------
                                                          President

Title                                        By           SPECIMEN
  ----------------------------                 ---------------------------------
                                                Vice President and Secretary

Dated                                        Date of Issue
     -------------------------                            ----------------------

At
  ----------------------------



PF 17105CP

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Effective on October 1, 1989, we have amended your Certificate issued under Group Annuity contract No. 11930CT as follows:

SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE is replaced by the following:

As of the last day of each Participation Year, if the Annuity Account Value on that date is less than $25,000, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions. For this purpose, any loan reserve account will be deemed to be included within the Guaranteed Interest Division. The portion of the charge attributable to the Guaranteed Interest Division and any loan reserve account will be first withdrawn from the Guaranteed Interest Division and then, if the amount a Participant has in the Guaranteed Interest Division is not sufficient, the remaining allocation will be withdrawn from the portion of the loan reserve account that earns interest at the Guaranteed Interest Rate.

If the Annuity Account Value is less than $25,000 on (a) the date of the application of the Annuity Account Value or Cash Value pursuant to Section 3.03 or (b) the date of termination of participation under the Contract pursuant to
Section 2.06 or 2.09, Equitable will determine the portion of the administrative charge applicable to the completed portion of the current Participation Year and withdraw such amount in lieu of the annual administrative charge described in this Section for the applicable part of that Participation Year.

                    Vice President
       SPECIMEN     and Secretary                SPECIMEN     President



PF 17106T

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Effective on October 1, 1989, we have amended your Group Annuity Contract No. 11930CT as follows:


SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE is replaced by the following:


As of the last day of each Participation Year, if the Annuity Account Value on that date is less than $25,000, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions. For this purpose, any loan reserve account will be deemed to be included within the Guaranteed Interest Division. The portion of the charge attributable to the Guaranteed Interest Division and any loan reserve account will be first withdrawn from the Guaranteed Interest Division and then, if the amount a Participant has in the Guaranteed Interest Division is not sufficient, the remaining allocation will be withdrawn from the portion of the loan reserve account that earns interest at the Guaranteed Interest Rate.


If the Annuity Account Value is less than $25,000 on (a) the date of the application of the Annuity Account Value or Cash Value pursuant to Section 3.03 or (b) the date of termination of participation under the Contract pursuant to
Section 2.06 or 2.09, Equitable will determine the portion of the administrative charge applicable to the completed portion of the current Participation Year and withdraw such amount in lieu of the annual administrative charge described in this Section for the applicable part of that Participation Year.





Agreed to by:

UNITED STATES TRUST COMPANY                  THE EQUITABLE LIFE ASSURANCE
                                             SOCIETY OF THE UNITED STATES

By                                           By           SPECIMEN
  ----------------------------                ----------------------------------
                                                          President

Title                                        By           SPECIMEN
  ----------------------------                 ---------------------------------
                                                Vice President and Secretary

Dated                                        Date of Issue
     -------------------------                            ----------------------

At
  ----------------------------




PF 17106CT

                                                                [EQUITABLE LOGO]



                                                      JAN 20 1989



Mr. John S. Fitzgerald, JD, CLU, JD
Senior Insurance Policy Examiner
Insurance Department
Agency Building One
Empire State Plaza
Albany, New York 12257

                                   Re:  Riders PF 17075C-C and PF 17075C

Dear Mr. Bodner:

We are filing for your approval Rider PF 17075C-C and Rider PF 17075C, to be used with Group Annuity Contract No. 11938C-C, and Group Annuity Certificate 11938C, respectively. These riders contain provisions which will permit Participants under this contract to take out loans against their annuity account values. These loans will have an adjustable loan interest rate.

These riders replace the previously filed Riders 17074C-C and PF 17074C, which were filed on August 30, 1988 (your file no. 88090127-28). Riders 17074C-C and PF 17074C are hereby withdrawn.

I look forward to receiving your approval of these riders. If you have any questions, please call Alex Unger at (212) 714-4482.

                                             Very truly yours,

                                             /s/ Estella A. Devian

                                             Estella A. Devian
                                             Assistant Vice President



1bc/6765L-2



  THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES o Two Penn Plaza,
                               New York, NY 10121

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Equitable has amended your Certificate issued under Group Annuity Contract No. 11938C-C as follows:

1. SECTION 1.17 ANNUITY ACCOUNT VALUE is replaced by the following:

SECTION 1.17 ANNUITY ACCOUNT VALUE. The term "Annuity Account Value" means the sum of the amounts that a Participant has in the Guaranteed Interest Division, the Investment Divisions of the Separate Account and any loan reserve account.

2. SECTION 1.18 CASH VALUE is replaced by the following:

SECTION 1.18 CASH VALUE. With respect to the Participant, the term "Cash Value" means an amount equal to the greater of (i) or (ii), less any outstanding loan, where

(i) is Annuity Account Value less 6% of the Contributions made during the current and five prior Participation Years, which had not been previously withdrawn pursuant to Section 2.07A, and

(ii) is the sum of (a) the Free Corridor  Amount as defined in Section 2.07B and
     (b) 94% of the Annuity Account Value less the Free Corridor Amount.

3. SECTION 1.18A CODE is replaced by the following:

SECTION 1.18A CODE. The term "Code" means the Internal Revenue Code of 1986, as now or hereafter amended.

4. With respect to SECTION 2.02 SEPARATE ACCOUNT INVESTMENT DIVISIONS, the first paragraph is replaced by the following:

SECTION 2.02 SEPARATE ACCOUNT INVESTMENT DIVISIONS. On any date when an amount is allocated to or withdrawn or transferred from an Investment Division, the Participant will be credited or charged, as the case may be, with the number of Accumulation Units determined by dividing said amount by the Accumulation Unit Value for the appropriate Investment Division for the Valuation Period which includes that date. The number of units a Participant has in an Investment Division on any date is equal to (i) the sum of any Accumulation Units that have been allocated pursuant to Section 2.04 minus (ii) the sum of any Accumulation Units that have been withdrawn pursuant to Sections 2.07, 2.08 or 2.10 or transferred from the Investment Division pursuant to Section 2.05. The amount a Participant has in an Investment Division on any date is equal to the product
(i) the number of Accumulation Units that a Participant has in the Investment Division on that date and (ii) the Accumulation Unit Value for the Investment Division for the Valuation Period which includes that date.

5. With respect to SECTION 2.03 GUARANTEED INTEREST DIVISION, the second paragraph is replaced by the following:

The amount a Participant has in the Guaranteed Interest Division at any time is equal to the sum of all amounts that have been allocated to the Guaranteed Interest Division pursuant to Section 2.04 or 2.10 plus the amount of any interest accrued but not allocated, less the sum of all amounts that have been withdrawn from the Guaranteed Interest Division pursuant to Section 2.07, 2.08 or 2.10 or transferred from the Guaranteed Interest Division, pursuant to
Section 2.05. Interest is allocated to the Guaranteed Interest Division pursuant to Section 2.04. Equitable guarantees that the rate at which interest accrues will never be less than 4% per annum.

6. With respect to SECTION 2.04 ALLOCATION TO DIVISIONS, the second and third paragraphs are replaced by the following:

Any amount that a Participant has directed to be transferred to one or more Divisions pursuant to Section 2.05 or 2.10 will be allocated as of the date
Equitable receives at the Processing Office the written request for such transfer to the appropriate Investment Division.

Interest determined at the Guaranteed Interest Rate is allocated to the Guaranteed Interest Division at the end of each Participation Year, at the time of each transfer from the Division pursuant to Section 2.05 or 2.10, at the time of each withdrawal pursuant to Section 2.07, at the time of application of amounts in the Guaranteed Interest Division to provide Annuity Benefits pursuant to Section 3.04, upon termination of participation pursuant to Section 2.06 and upon death of the Participation pursuant to Section 2.09.

7. With respect to SECTION 2.06 TERMINATION OF PARTICIPATION, the third paragraph is replaced by the following:

Prior to a Participant's Retirement Date, Equitable reserves the right to pay the Annuity Account Value less any outstanding loan under the Contract and terminate such Participant's participation under the Contract. This right may be exercised with respect to the Participant only if both (i) no Contributions have been made under the Contract during the last three completed Participation Years, and (ii) the Annuity Account Value is less than $500. Equitable reserves the right to terminate a Participant's participation under the Contract if at least 120 days have elapsed since the issue date shown on the certificate issued to such Participant under the Contract and no Contributions have been made under the Contract with respect to such Participant.

8. With respect to SECTION 2.07 PARTIAL WITHDRAWALS, the fourth paragraph is replaced by the following:

Equitable may decline to accept a request for a partial withdrawal of less than $300. If a withdrawal made under this Section would result in an Annuity Account Value of less than $500, Equitable will so advise the Participant and reserves the right to pay the Annuity Account Value less any outstanding loan to the Participant, and terminate such Participant's participation under the Contract.

9. With respect to SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE, the first paragraph is replaced by the following:

PF 17075C                          ________
                                   Page One

                                    Page Two
                                    --------

SECTION 2.08 ANNUAL ADMINISTRATIVE CHARGE. AS of the last day of each Participation Year before a Participant's Retirement Date, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions. For this purpose, any loan reserve account will be deemed to be included within the Guaranteed Interest Division. The portion of the charge attributable to the Guaranteed Interest Division and any loan reserve account will be first withdrawn from the Guaranteed Interest
Division and then, if the amount a Participant has in the Guaranteed Interest Division is not sufficient, the remaining allocation will be withdrawn from the portion of the loan reserve account that earns interest at the most current rate credited to the Guaranteed interest Division.

10. With respect to SECTION 2.09 DEATH BENEFIT, the sixth paragraph is replaced by the following:

The amount of the death benefit with respect to a Participant at any time prior to the Retirement Date is equal to the greater of (i) the Annuity Account Value less any outstanding loan and (ii) the minimum death benefit with respect to such Participant. Such minimum death benefit is the sum of all Contributions made with respect to such Participant pursuant to Section 2.01 less any outstanding loan and less any withdrawals made pursuant to Section 2.07. Any such withdrawal will reduce the minimum death benefit (as adjusted by any previous such withdrawal) by an amount which is in the same proportion as the amount being withdrawn is to the Annuity Account Value.

11. A new section, SECTION 2.10 LOANS, is added as follows:

SECTION 2.10 LOANS. Unless otherwise restricted by the Plan or the Code, the Participant may apply for and receive a loan under the certificate before the Retirement Date if an agreement between the Trustee and Equitable relating to such loans ("Trustee Agreement") has been executed and is in effect on the Loan Effective Date, as defined below. However, future amendments of or changes in the Code may require revision or elimination of the loan provisions as provided below.

A loan is effective ("Loan Effective Date") on the first day of the month following the date on which the Participant's loan agreement and application form ("Loan Agreement"), properly completed and signed by the Participant, is approved by the Trustee and accepted by Equitable at Equitable's Processing Office. The provisions of the certificate requiring spousal consent in order to receive a loan will apply if the Participant is married.

The maximum amount of principal loaned to the Participant ("loan amount") may not be more than (i) 80% of the Annuity Account Value under the certificate, if such Annuity Account Value is between $3,750 and $12,500, (ii) $10,000, if the Annuity Account Value is between $12,500 and $20,000, and (iii) 50% of the Annuity Account Value if the Annuity Account Value is greater than or equal to $20,000, but in no event shall the loan amount exceed $50,000 less the excess (if any) of the highest outstanding balance of all loans from qualified plans and any Code s.403(b) tax-sheltered annuities ("403(b) annuities") of the Employer during the one-year period ending on the day before the Loan Effective Date, over the outstanding balance of all loans from qualified plans and 403(b) annuities of the Employer on the Loan Effective Date. The minimum loan amount permitted is $3,000.

On the Loan Effective Date, Equitable will transfer to a loan reserve account an amount equal to the sum of (i) the loan amount, which will earn interest at an effective annual rate of not less than the rate we charge for loan interest reduced by 2% during the loan term and (ii) 25% of the loan amount, which will earn interest at the most current rate credited to the Guaranteed Interest Division. The excess of the loan interest we charge over the amount of interest we credit to the loan reserve account as set forth in (i) above will be retained by Equitable as a service charge.

The  Participant  may  specify  from which  Divisions  these  amounts  are to be transferred.  In  the  absence  of  direction  by  the  Participant,  or if  the
Participant's directions cover only part of the amount required to be transferred to the loan reserve account, Equitable will transfer the required (or additional required) amounts from each Division in proportion to the amount the Participant has in such Divisions. Except as hereinafter provided, the funds in the loan reserve account, including the interest credited thereon , are not available for transfer or withdrawal until the loan is repaid and the funds are released.

Beginning on a date designated by Equitable which shall be no later than the first day of the third month following the Loan Effective Date and quarterly thereafter, the amount of interest earned at the effective annual rate of not less than the rate we charge for loan interest reduced by 2% during the prior quarter will be transferred to the portion of the loan reserve account that earns interest at the most current rate credited to the Guaranteed Interest Division.

Upon full repayment of the loan by the Participant, Equitable will credit the most current rate credited to the Guaranteed Interest Division to the full loan reserve account. Sixty day after the loan is fully repaid, any amount remaining in the loan reserve account will be transferred to the Guaranteed Interest Division and may be withdrawn, transferred or annuitized as described in the certificate.

Beginning on a date designated by Equitable which shall be no later than the first day of the third month following the Loan Effective Date and not less frequently than quarterly thereafter (each, a "Loan Repayment Date"), substantially level loan payments for the duration of the Loan Term, as hereinafter defined, must be made to Equitable. Such payments will be equal to the sum of (a) and (b) where

(a) is the loan interest, calculated at the rate described below, computed as of the applicable Loan Repayment Date, and

(b) is an amortized portion of the loan amount.

PF 17075C                          ________
                                   Page Two

                                   Page Three
                                   ----------

Interest on a loan accrues daily at an adjustable loan interest rate. Equitable will determine the rate at the beginning of each Loan Year, as defined below (each, a "date of determination"), subject to the following paragraphs. This rate will apply to any outstanding loan amount under the certificate during the Loan Year next following the date of determination.

The maximum loan interest rate for a twelve month period ending on the day before an anniversary of the Loan Effective Date ("Loan Year") shall be the greater of: (1) the "Published Monthly Average," as defined below, for the calendar month that ends two months before the date of determination; or (2) 5%. "Published Monthly Average" means the Monthly Average Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto. If such averages are no longer published, we will use such other averages as may be established by regulation by the insurance supervisory official of the jurisdiction in which the Contract, under which this certificate is issued, is delivered. In no event will the loan interest rate for a Participation Year be greater than the maximum rate permitted by applicable law. We reserve the right to establish a rate lower than the maximum.

No change in the rate shall be less than 1/2 of 1% a year. We may increase the rate whenever the maximum rate as determined by clause (1) of the preceding paragraph increases by 1/2 of 1% or more. We will reduce the rate to or below the maximum rate as determined by clause (1) of the preceding paragraph if such maximum is lower than the rate being charged by 1/2 of 1% or more.

We will notify you of the initial loan interest rate when you take a loan. We will also give you advance written notice within 30 days of any increase or decrease in the interest rate of any outstanding loan.

Upon receipt at our Processing Office of a surrender request for a certificate with a loan outstanding, Equitable will deduct the unpaid loan balance, including accrued interest and any applicable withdrawal charges from the surrender proceeds. Should death be the cause of certificate termination, Equitable will deduct any unpaid loan balance (including accrued interest) from the death benefit proceeds.

On any Loan Repayment Date following the first anniversary of the Loan Effective Date, additional loan payments may be made with the regular loan payment. The loan, including the full amount of interest due thereon, may be repaid in full on the first loan anniversary date or any time thereafter. Any loan repayment accepted will be applied first to repay the interest due and then to reduce the loan amount. Any partial loan repayment will result in a transfer of an amount equal to the principal repaid from (i) the portion of the loan reserve account that earns interest at the effective annual rate of not less than the rate we charge for loan interest reduced by 2% to (ii) the portion of the loan reserve account that earns interest at the most current rate credited to the Guaranteed interest Division. Sixty days after a partial repayment is made, the principal amount repaid will be transferred from the portion of the loan reserve account that earns interest at the most current rate credited to the Guaranteed Interest Division to the Guaranteed Interest Division and may be withdrawn, transferred or annuitized as described elsewhere herein. Any late loan repayment or any loan repayment in an amount which is less than the amount due will result in a declaration of default with respect to the unpaid portion of the loan amount due on that Loan Repayment Date.

The loan term ("Loan Term") will be either (i) ten years, if the Participant represents that the purpose of the loan is to acquire a dwelling unit which, within a reasonable period of time, is to be used as the principal residence of the Participant or (ii) five years. In any event, the Loan Term may not extend beyond the earliest of (i) the Retirement Date, (ii) the date of the termination of the certificate, (iii) the date of the termination of the Trustee Agreement,
(iv) the date the Trustee notifies Equitable that the Participant has died, (v) the date the Participant terminates his or her employment or (vi) any date provided for such loans by future Federal tax rules, including acceleration of the loan repayment in order that the operation of the loan provisions does not adversely affect the tax treatment of the certificate.

12. SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS is replaced by the following:

SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS. As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value less any outstanding loan shall be applied to provide the Normal Form of Annuity Benefit, unless the Owner on behalf of the Participant and, if applicable , the Participant's spouse elects (i) to receive the Cash Value of the certificate in a single sum or (ii) to apply the Annuity Account Value less any outstanding loan or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other annuity form offered by Equitable, subject to Equitable's rules then in effect, the terms of the Plan, and any other applicable requirements under the Code.

Equitable will provide notice and election forms to the Owner not more-than six months before the Participant's Retirement Date.

If the Owner elects to terminate a Participant's participation under the Contract pursuant to Section 2.06 before the Retirement Date, an election may be made to receive an Annuity Benefit in lieu of the Cash Value.

Equitable will have the right to require the Owner to furnish pertinent information to provide an Annuity Benefit, and will be fully protected in relying on such information and need not inquire as to the accuracy or completeness thereof.

The applicable  Annuity  Benefit will be provided  pursuant to Sections 3.04 and
3.05. Equitable may offer annuity forms other than the Life Annuity Form or Joint and Survivor Life Annuity Form. The Participant may only elect an annuity form pursuant to which either (i) the Annuity Account Value less any outstanding loan or Cash Value, whichever is applicable, will be paid to the Participant and the Participant's beneficiary over a period not exceeding the joint lives of the Participant and the Participant's spouse or (ii) more than 50%

PF 17075C                          __________
                                   Page Three

                                    Page Four
                                    ---------

of the Annuity Account Value less any outstanding loan or Cash Value, whichever is applicable, will be paid to the Participant during the Participant's life.

13. With respect to SECTION 3.04 AMOUNT OF ANNUITY BENEFITS, the first paragraph is replaced by the following:

SECTION 3.04 AMOUNT OF ANNUITY BENEFITS. If the Owner elects pursuant to the first or third paragraph of Section 3.03 to receive an Annuity Benefit in lieu of the Cash Value, the amount applied to provide the Annuity Benefit will be (i) the Annuity Account Value less any outstanding loan if the payments under the annuity form elected are contingent upon the survival of a person or (ii) the Cash Value if the payments under the annuity form elected are not contingent upon the survival of a person. If such amount is applied on or after the completion of five Participation Years with respect to such Participant: (1) the balance, less any Contribution made on behalf of the Participant during the current and five prior Participation Years, shall purchase the Annuity Benefit on the basis of either (i) the Table of Guaranteed Annuity Payments shown herein or (ii) Equitable's current individual annuity rates for payment of proceeds, whichever rates would provide a larger benefit with respect to the payee; (2) any Contributions made on behalf of the Participant during the current and five prior Participation Years shall purchase the Annuity Benefit on the basis of either (i) the Table of Guaranteed Annuity Payments shown herein or (ii) Equitable's current individual rates applicable to funds which derive from sources outside Equitable, whichever rates would provide a larger benefit with respect to the payee. If such current individual annuity rates are used, such Participant's certificate will be replaced by an Equitable supplementary contract.

14. A new section, SECTION 3.06 SPECIAL ANNUITY AND SPOUSAL CONSENT PROVISIONS APPLICABLE TO PLANS, is added as follows:

SECTION 3.06 SPECIAL ANNUITY AND SPOUSAL CONSENT PROVISIONS APPLICABLE TO PLANS. If participation under the Contract is pursuant to the terms of a Plan, then the provisions of this Section shall supersede any contrary provisions in the Contract and certificate.

Unless a married Participant and the Participant's spouse elect otherwise in accordance with the terms of the Plan and as provided in this Section, as of a Participant's Retirement Date, the Annuity Account Value shall be applied to provide a "Qualified Joint and Survivor Annuity." A "Qualified Joint and Survivor Annuity" is an Annuity Benefit for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is not less than 50% and not more than 100% of the annuity which is payable during the joint lives of the Participant and the Participant's spouse. If the Participant is not married and does not elect otherwise, the Annuity Account Value shall be applied to provide a life annuity.

In addition, unless an optional form of benefit is elected pursuant to the terms of the Plan and this Section, if a married Participant dies before payment of the Participant's Annuity Account Value or Cash Value has commenced, then the death benefit described in Section 2.09 shall be applied to provide a life annuity for the Participant's spouse.

The Participant may elect, on a form acceptable to the Employer and Equitable, within the 90 consecutive day period before the date as of which payment of an annuity is to commence, not to receive payment in the form of a Qualified Joint and Survivor Annuity, or, if the Participant is unmarried, a life annuity, in which case the Participant may elect to apply the Annuity Account Value or Cash Value, as the case may be, in any other form of payment available under the terms of the Plan and the Contract. The Participant may also elect, on a form acceptable to the Employer and Equitable, on the first day of the Plan year in which the Participant attains age 35 (or the date on which the Participant ceases to work for the Employer if earlier), for a beneficiary other than the Participant's spouse to receive the death benefit. An election under either of the two preceding sentences must be consented to by the Participant's spouse in writing before a notary or a representative of the Plan and must be limited to a benefit for a specific beneficiary. However, no spousal consent will be required if the Participant can prove to the satisfaction of the Employer and Equitable, that the Participant has no spouse or else that the spouse cannot be located. Each election to designate a beneficiary other than the Participant's spouse must be consented to by the spouse and any election made under this paragraph to waive the spouse's benefits may be revoked without the consent of the spouse at any time prior to the date as of which payments commence. Any consent to waive the spouse's benefits shall be valid only with regard to the spouse who signs it. Any new waiver or change of beneficiary will require a new spousal consent.

The provisions requiring spousal consent in this Section shall also apply with regard to a Participant's election to terminate participation or make partial withdrawals pursuant to Sections 2.06 and 2.07 and with regard to a Participant's application for a loan. A spouse's written consent, witnessed by a representative of the Plan or a notary, must be given on a form acceptable to the Employer and Equitable, within the 90 consecutive day period prior to such payment, withdrawal or loan, unless the Participant can show that the Participant has no spouse or that the spouse cannot be located.

If the Annuity Account Value applied to provide the spousal benefits on the date payment is to commence is in the aggregate less than $3,500, Equitable may choose to make payment in a single sum rather than the form of a Qualified Joint and Survivor Annuity or life annuity as described herein. Upon any payment made pursuant to this Section, Equity will be released from any and all liability for payment with respect to the Contributions made for the Participant.

15. SECTION 4.06 DISQUALIFICATION is replaced by the following:

PF 17075C                          _________
                                   Page Four

                                   Page Five
                                   ---------

SECTION 4.06 DISQUALIFICATION. In the event that an annuity purchased hereunder with respect to a Participant fails to qualify as an Annuity described in
Section 1.03, Equitable shall have the right, upon receiving notice of such fact before the Retirement Date, to terminate participation with respect to such Participant under the Contract and pay at the direction of the Owner the Annuity Account Value less any outstanding loan and less a deduction for the appropriate part attributable to the Owner of any Federal income tax payable by Equitable which would not have been payable if the Owner had an Annuity under the Contract.

16. SECTION 4.09 ANNUAL NOTICE is replaced by the following:

SECTION 4.09 ANNUAL NOTICE. At the end of each Participation Year up to and including the Retirement Date, Equitable will furnish the Participant with a notice showing as of a specified recent date: (1) the amount the Participant has in the Guaranteed Interest Division, (2) the total number of Accumulation Units the Participant has in the Stock Division, Balanced Division, Aggressive Stock Division, and Money Market Division, (3) the Accumulation Unit Value, (4) the amount the Participant has in the Stock Division, Balanced Division, Aggressive Stock Division and Money Market Division, (5) the amount in the loan reserve account, (6) the Cash Value and (7) the amount of death benefit payable with respect to the Participant. After the Retirement Date, Equitable will notify the Participant of the number of Annuity Units and the Average Annuity Unit Value used in determining the amount of each Variable Annuity Benefit payment, if any.




SPECIMEN        Vice President                         SPECIMEN       President
                and Secretary



PF 17075C                          _________
                                   Page Five

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Equitable has amended Group Annuity Contract No. 11938C-C as follows:


1. SECTION 1.17 ANNUITY ACCOUNT VALUE is replaced by the following:


SECTION 1.17 ANNUITY ACCOUNT VALUE. The term "Annuity Account Value" means the sum of the amounts that a Participant has in the Guaranteed Interest Division, the Investment Divisions of the Separate Account and any loan reserve account.


2. SECTION 1.18 CASH VALUE is replaced by the following:


SECTION 1.18 CASH VALUE. With respect to the Participant, the term "Cash Value" means an amount equal to the greater of (i) or (ii), less any outstanding loan, where


(i) is the Annuity Account Value less 6% of the Contributions made during the current and five prior Participation Years, which had not been previously withdrawn pursuant to Section 2.07A, and


(ii) is the sum of (a) the Free Corridor  Amount as defined in Section 2.07B and
(b) 94% of the Annuity Account Value less the Free Corridor Amount.


3. SECTION 1.18A CODE is replaced by the following:


SECTOIN 1.18A CODE. The term "Code" means the Internal Revenue Code of 1986, as now or hereafter amended.


4. With respect to SECTION 2.02 SEPARATE ACCOUNT INVESTMENT DIVISIONS, the first paragraph is replaced by the following:


SECTION 2.02 SEPARATE ACCOUNT INVESTMENT DIVISIONS. On any date when an amount is allocated to or withdrawn or transferred from an Investment Division, the Participant will be credited or charged, as the case may be, with the number of Accumulation Units determined by dividing said amount by the Accumulation Unit Value for the appropriate Investment Division for the Valuation Period which includes that date. The number of units a Participant has in an Investment Division on any date is equal to (i) the sum of any Accumulation Units that have been allocated pursuant to Section 2.04 minus (ii) the sum of any Accumulation Units that have been withdrawn pursuant to Sections 2.07, 2.08 or 2.10 or transferred from the Investment Division pursuant to Section 2.05. The amount a Participant has in an Investment Division on any date is equal to the product of
(i) the number of Accumulation Units that a Participant has in the Investment Division on that date and (ii) the Accumulation Unit Value for the Investment Division for the Valuation Period which includes that date.


5. With respect to SECTION 2.03 GUARANTEED INTEREST DIVISION, the second paragraph is replaced by the following:


The amount a Participant has in the Guaranteed Interest Division at any time is equal to the sum of all amounts that have been allocated to the Guaranteed Interest Division pursuant to Section 2.04 or 2.10 plus the amount of any interest accrued but not allocated, less the sum of all amounts that have been withdrawn from the Guaranteed Interest Division pursuant to Section 2.07, 2.08 or 2.10 or transferred from the Guaranteed Interest Division, pursuant to
Section 2.05. Interest is allocated to the Guaranteed Interest Division pursuant to Section 2.04. Equitable guarantees that the rate at which interest accrues will never be less than 4% per annum.


6. With respect to SECTION 2.04 ALLOCATION TO DIVISIONS, the second and third paragraphs are replaced by the following:


Any amount that a Participant has directed to be transferred to one or more Divisions pursuant to Section 2.05 or 2.10 will be allocated as of the date Equitable receives at the Processing Office the written request for such transfer to the appropriate Investment Division.


Interest determined at the Guaranteed Interest Rate is allocated to the Guaranteed Interest Division at the end of each Participation Year, at the time of each transfer from the Division pursuant to Section 2.05 or 2.10, at the time of each withdrawal pursuant to Section 2.07, at the time of application of amounts in the Guaranteed Interest Division to provide Annuity Benefits pursuant to Section 3.04, upon termination of participation pursuant to Section 2.06 and upon death of the Participant pursuant to Section 2.09.


7. With respect to SECTION 2.06 TERMINATION OF PARTICIPATION, the third paragraph is replaced by the following:


Prior to a Participant's Retirement Date, Equitable reserves the right to pay the Annuity Account Value less any outstanding loan under the Contract and terminate such Participant's participation under the Contract. This right may be exercised with respect to the Participant only if both (i) no Contributions have been made under the Contract during the last three completed Participation Years, and (ii) the Annuity Account value is less than $500. Equitable reserves the right to terminate a Participant's participation under the Contract if at least 120 days have elapsed since the issue date shown on the certificate issued to such Participant under the Contract and no Contributions have been made under the Contract with respect to such Participant.


8. With respect to SECTION 2.07 PARTIAL WITHDRAWALS, the fourth paragraph is replaced by the following:


Equitable may decline to accept a request for a partial withdrawal of less than $300. If a withdrawal made under this Section would result in an Annuity Account Value of less than $500, Equitable will so advise the Participant and reserves the right to pay the Annuity Account Value less any outstanding loan to the Participant, and terminate such Participant's participation under the Contract.


9. With respect to SECTION 2.08 ANNUAL ADMINSTRATIVE CHARGE, the first paragraph is replaced by the following:


PF17075C-C

                                    ---------
                                    Page One

                                    Page Two
                                   ---------


SECTION  2.08  ANNUAL  ADMINSTRATIVE   CHARGE.  As  of  the  last  day  of  each
Participation Year before a Participant's Retirement Date, Equitable will withdraw from the Divisions an annual administrative charge equal to the lesser of $30 or 2% of the sum of (i) the Annuity Account Value and (ii) any withdrawals pursuant to Section 2.07 during that Participation Year. The charge will be allocated among the Divisions in proportion to the amounts that the Participant has in the Divisions. For this purpose, any loan reserve account will be deemed to be included within the Guaranteed Interest Division. The portion of the charge attributable to the Guaranteed Interest Division and any loan reserve account will be first withdrawn from the Guaranteed Interest
Division and then, if the amount a Participant has in the Guaranteed Interest Division is not sufficient, the remaining allocation will be withdrawn from the portion of the loan reserve account that earns interest at the most current rate credited to the Guaranteed Interest Division.


10. With respect to SECTION 2.09 DEATH BENEFIT, the sixth paragraph is replaced by the following:


The amount of the death benefit with respect to a Participant at any time prior to the Retirement Date is equal to the greater of (i) the Annuity Account Value less any outstanding loan and (ii) the minimum death benefit with respect to such Participant. Such minimum death benefit is the sum of all Contributions made with respect to such Participant pursuant to Section 2.01 less any outstanding loan and less any withdrawals made pursuant to Section 2.07. Any such withdrawal will reduce the minimum death benefit (as adjusted by any Previous such withdrawal) by an amount which is in the same proportion as the amount being withdrawn is to the Annuity Account Value.


11. A new section, SECTION 2.10 LOANS, is added as follows:


SECTION 2.10 LOANS. Unless otherwise restricted by the Plan or the Code, the Participant may apply for and receive a loan under the certificate before the Retirement Date if an agreement between the Trustee and Equitable relating to such loans ("Trustee Agreement") has been executed and is in effect on the Loan Effective Date, as defined below. However, future amendments of or changes in the Code may require revision or elimination of the loan provisions as provided below.


A loan is effective ("Loan Effective Date") on the first day of the month following the date on which the Participant's loan agreement and application form ("Loan Agreement"), properly completed and signed by the Participant, is approved by the Trustee and accepted by Equitable at Equitable's Processing Office. The provisions of the certificate requiring spousal consent in order to receive a loan will apply if the Participant is married.


The maximum amount of principal loaned to the Participant ("loan amount") may not be more than (i) 80% of the Annuity Account Value under the certificate, if such Annuity Account Value is between $3,750 and $12,500, (ii) $10,000, if the Annuity Account Value is between $12,500 and $20,000, and (iii) 50% of the Annuity Account Value if the Annuity Account Value is greater than or equal to $20,000, but in no event shall the loan amount exceed $50,000 less the excess (if any) of the highest outstanding balance of all loans from qualified plans and any Code s403(b) tax-sheltered annuities ("403(b) annuities") of the Employer during the one-year period ending on the day before the Loan Effective Date, over the outstanding balance of all loans from qualified plans and 403(b) annuities of the Employer on the Loan Effective Date. The minimum loan amount permitted is $3,000.


On the Loan Effective Date, Equitable will transfer to a loan reserve account an amount equal to the sum of (i) the loan amount, which will earn interest at an effective annual rate of not less than the rate we charge for loan interest reduced by 2% during the loan term and (ii) 25% of the loan amount, which will earn interest at the most current rate credited to the Guaranteed Interest Division. The excess of the loan interest we charge over the amount of interest we credit to the loan reserve account as set forth in (i) above will be retained by Equitable as a service charge.


The  Participant  may  specify  from which  Divisions  these  amounts  are to be transferred.  In  the  absence  of  direction  by  the  Participant,  or if  the
Participant's directions cover only part of the amount required to be transferred to the loan reserve account, Equitable will transfer the required (or additional required) amounts from each Division in proportion to the amount the Participant has in such Divisions. Except as hereinafter provided, the funds in the loan reserve account, including the interest credited thereon, are not available for transfer or withdrawal until the loan is repaid and the funds are released.


Beginning on a date designated by Equitable, which shall be no later than the first day of the third month following the Loan Effective Date and quarterly thereafter, the amount of interest earned at the effective annual rate of not less than the rate we charge for loan interest reduced by 2% during the prior quarter will be transferred to the portion of the loan reserve account that earns interest at the most current rate credited to the Guaranteed Interest Division.


Upon full repayment of the loan by the Participant, Equitable will credit the most current rate credited to the Guaranteed Interest Division to the full loan reserve account. Sixty days after the loan is fully repaid, any amounts remaining in the loan reserve account will be transferred to the Guaranteed Interest Division and may be withdrawn, transferred or annuitized as described in the certificate.


Beginning on a date designated by Equitable which shall be no later than the first day of the third month following the Loan Effective Date and not less frequently than quarterly thereafter (each, a "Loan Repayment Date"), substantially level loan payments for the duration of the Loan Term, as hereinafter defined, must be made to Equitable. Such payments will be equal to the sum of (a) and (b) where


(a) is the loan interest, calculated at the rate described below, computed as of the applicable Loan Repayment Date, and


(b) is an amortized portion of the loan amount.


                                    ---------
PF 17075C-C                         Page Two

                                   Page Three
                                   ----------


Interest on a loan accrues daily at an adjustable loan interest rate. Equitable will determine the rate at the beginning of each Loan Year, as defined below (each, a "date of determination"), subject to the following paragraphs. This rate will apply to any outstanding loan amount under the certificate during the Loan Year next following the date of determination.


The maximum loan interest rate for a twelve month period ending on the day before an anniversary of the Loan Effective Date ("Loan Year") shall be the greater of: (1) the "Published Monthly Average," as defined below, for the calendar month that ends two months before the date of determination; or (2) 5%. "Published Monthly Average" means the Monthly Average Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto. If such averages are no longer published, we will use such other averages as may be established by regulation by the insurance supervisory official of the jurisdiction in which the Contract, under which this certificate is issued, is delivered. In no event will the loan interest rate for a Participation Year be greater than the maximum rate permitted by applicable law. We reserve the right to establish a rate lower than the maximum.


No change in the rate shall be less than 1/2 of 1% a year. We may increase the rate whenever the maximum rate as determined by clause (1) of the preceding paragraph increases by 1/2 of 1% or more. We will reduce the rate to or below the maximum rate as determined by clause (1) of the preceding paragraph if such maximum is lower than the rate being charged by 1/2 of 1% or more.


We will notify you of the initial loan interest rate when you take a loan. We will also give you advance written notice within 30 days of any increase or decrease in the interest rate of any outstanding loan.


Upon receipt at our Processing Office of a surrender request for a certificate with a loan outstanding, Equitable will deduct the unpaid loan balance, including accrued interest and any applicable withdrawal charges from the surrender proceeds. Should death be the cause of certificate termination, Equitable will deduct any unpaid loan balance (including accrued interest) from the death benefit proceeds.


On any Loan Repayment Date following the first anniversary of the Loan Effective Date, additional loan payments may be made with the regular loan payment. The loan, including the full amount of interest due thereon, may be repaid in full on the first loan anniversary date or any time thereafter. Any loan repayment accepted will be applied first to repay the interest due and then to reduce the loan amount. Any partial loan repayment will result in a transfer of an amount equal to the principal repaid from (i) the portion of the loan reserve account that earns interest at the effective annual rate of not less than the rate we charge for loan interest reduced by 2% to (ii) the portion of the loan reserve account that earns interest at the most current rate credited to the Guaranteed Interest Division. Sixty days after a partial repayment is made, the principal amount repaid will be transferred from the portion of the loan reserve account that earns interest at the most current rate credited to the Guaranteed Interest Division and may be withdrawn, transferred or annuitized as described elsewhere herein. Any late loan repayment or any loan repayment in an amount which is less than the amount due will result in a declaration of default with respect to the unpaid portion of the loan amount due on that Loan Repayment Date.


The loan term ("Loan Term") will be either (i) ten years, if the Participant represents that the purpose of the loan is to acquire a dwelling unit which, within a reasonable period of time, is to be used as the principal residence of the Participant or (ii) five years. In any event, the Loan Term may not extend beyond the earliest of (i) Retirement Date, (ii) the date of the termination of the certificate, (iii) the date of the termination of the Trustee Agreement,
(iv) the date the Trustee notifies Equitable that the Participant has died, (v) the date the Participant terminates his or her employment or (vi) any date provided for such loans by future Federal tax rules, including acceleration of the loan repayment in order that the operation of the loan provisions does not adversely affect the tax treatment of the certificate.


12. SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS is replaced by the following:


SECTION 3.03 ELECTION AND COMMENCEMENT OF ANNUITY BENEFITS. As of a Participant's Retirement Date, provided such Participant is then living, the Annuity Account Value less any outstanding loan shall be applied to provide the Normal Form of Annuity Benefit, unless the Owner on behalf of the Participant and, if applicable, the Participant's spouse elects (i) to receive the Cash Value of the certificate in a single sum or (ii) to apply the Annuity Account Value less any outstanding loan or Cash Value, whichever is applicable pursuant to the first paragraph of Section 3.04, to provide an Annuity Benefit on any other annuity form offered by Equitable, subject to Equitable's rules then in effect, the terms of the Plan, and any other applicable requirements under the Code.


Equitable will provide notice and election forms to the Owner not more than six months before the Participant's Retirement Date.


If the Owner elects to terminate a Participant's participation under the Contract pursuant to Section 2.06 before the Retirement Date, an election may be made to receive an Annuity Benefit in lieu of the Cash Value.


Equitable will have the right to require the Owner to furnish pertinent information to provide an Annuity Benefit, and will be fully protected in relying on such information and need not inquire as to the accuracy or completeness thereof.


The applicable  Annuity  Benefit will be provided  pursuant to Sections 3.04 and
3.05. Equitable may offer annuity forms other than the Life Annuity Form or Joint and Survivor Life Annuity Form. The Participant may only elect an annuity form pursuant to which either (i) the Annuity Account Value less any outstanding loan or Cash Value, whichever is applicable, will be paid to the Participant and Participant's beneficiary over a period not exceeding the joint lives of the Participant and the Participant's spouse or (ii) more than 50%



                                   ----------
PF 17075C-C                        Page Three

                                    Page Four
                                    ---------


of the Annuity Account Value less any outstanding loan or Cash Value, whichever is applicable, will be paid to the Participant during the Participant's life.


13. With respect to SECTION 3.04 AMOUNT OF ANNUITY BENEFITS, the first paragraph is replaced by the following:


SECTION 3.04 AMOUNT OF ANNUITY BENEFITS. If the Owner elects pursuant to the first or third paragraph of Section 3.03 to receive an Annuity Benefit in lieu of the Cash Value, the amount applied to provide the Annuity Benefit will be (i) the Annuity Account Value less any outstanding loan if the payments under the annuity form elected are contingent upon the survival of a person or (ii) the Cash Value if the payments under the annuity form elected are not contingent upon the survival of a person. If such amount is applied on or after the completion of five Participation Years with respect to such Participant: (1) the balance, less any Contribution made on behalf of the Participant during the current and five prior Participation Years, shall purchase the Annuity Benefit on the basis of either (i) the Table of Guaranteed Annuity Payments shown herein or (ii) Equitable's current individual annuity rates for payment of proceeds, whichever rates would provide a larger benefit with respect to the payee; (2) any Contributions made on behalf of the Participant during the current and five prior Participation Years shall purchase the Annuity Benefit on the basis of either (i) the Table of Guaranteed Annuity Payments shown herein or (ii) Equitable's current individual rates applicable to funds which derive from sources outside Equitable, whichever rates would provide a larger benefit with respect to the payee. If such current individual annuity rates are used, such Participant's certificate will be replaced by an Equitable supplementary contract.


14. A new section, SECTION 3.06 SPECIAL ANNUITY AND SPOUSAL CONSENT PROVISIONS APPLICABLE TO PLANS, is added as follows:


SECTION 3.06 SPECIAL ANNUITY AND SPOUSAL CONSENT PROVISIONS APPLICABLE TO PLANS. If participation under the Contract is pursuant to the terms of a Plan, then the provisions of this Section shall supersede any contrary provisions in the Contract and certificate.


Unless a married Participant and the Participant's spouse elect otherwise in accordance with the terms of the Plan and as provided in this Section, as of a Participant's Retirement Date, the Annuity Account Value shall be applied to provide a "Qualified Joint and Survivor Annuity." A "Qualified Joint and Survivor Annuity" is an Annuity Benefit for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is not less than 50% and not more than 100% of the annuity which is payable during the joint lives of the Participant and the Participant's spouse. If the Participant is not married and does not elect otherwise, the Annuity Account Value shall be applied to provide a life annuity.


In addition, unless an optional form of benefit is elected pursuant to the terms of the Plan and this Section, if a married Participant dies before payment of the Participant's Annuity Account Value or Cash Value has commenced, then the death benefit described in Section 2.09 shall be applied to provide a life annuity for the Participant's spouse.


The Participant may elect, on a form acceptable to the Employer and Equitable, within the 90 consecutive day period before the date as of which payment of an annuity is to commence, not to receive payment in the form of a Qualified Joint and Survivor Annuity, or, if the Participant is unmarried, a life annuity, in which case the Participant may elect to apply the Annuity Account Value or Cash Value, as the case may be, in any other form of payment available under the terms of the Plan and the Contract. The Participant may also elect, on a form acceptable to the Employer and Equitable, on the first day of the Plan year in which the Participant attains age 35 (or the date on which the Participant ceases to work for the Employer if earlier), for a beneficiary other than the Participant's spouse to receive the death benefit. An election under either of the two preceding sentences must be consented to by the Participant's spouse in writing before a notary or a representative of the Plan and must be limited to a benefit for a specific beneficiary. However, no spousal consent will be required if the Participant can prove to the satisfaction of the Employer and Equitable, that the Participant has no spouse or else that the spouse cannot be located. Each election to designate a beneficiary other than the Participant's spouse must be consented to by the spouse and any election made under this paragraph to waive the spouse's benefits may be revoked without the consent of the spouse at any time prior to the date as of which payments commence. Any consent to waive the spouse's benefits shall be valid only with regard to the spouse who signs it. Any new waiver or change of beneficiary will require a new spousal consent.


The provisions requiring spousal consent in the Section shall also apply with regard to a Participant's election to terminate participation or make partial withdrawals pursuant to Sections 2.06 and 2.07 and with regard to a Participant's application for a loan. A spouse's written consent, witnessed by a representative of the Plan or notary, must be given on a form acceptable to the Employer and Equitable, within the 90 consecutive day period prior to such payment, withdrawal or loan, unless the Participant can show that the Participant has no spouse or that spouse cannot be located.


If the Annuity Account Value applied to provide the spousal benefits on the date payment is to commence is in the aggregate less than $3,500, Equitable may choose to make payment in a single sum rather than in the form of a Qualified Joint and Survivor Annuity or life annuity as described herein. Upon any payment made pursuant to this Section, Equitable will be released from any and all liability for payment with respect to the Contributions made for the Participant.


15. SECTION .406 DISQUALIFICATION is replaced by the following:



                                    ---------
PF 17075C-C                         Page Four

                                    Page Five
                                    ---------


SECTION 4.06 DISQUALIFICATION. In the event that an annuity purchased hereunder with respect to a Participant fails to qualify as an Annuity described in
Section 1.03, Equitable shall have the right, upon receiving notice of such fact before the Retirement Date, to terminate participation with respect to such Participant under the Contract and pay at the direction of the Owner the Annuity Account Value less any outstanding loan and less a deduction for the appropriate part attributable to the Owner of any Federal income tax payable by Equitable which would not have been payable if the Owner had an Annuity under the Contract.


16. SECTION 4.09 ANNUAL NOTICE is replaced by the following:


SECTION 4.09 ANNUAL NOTICE. At the end of each Participation Year up to and including the Retirement Date, Equitable will furnish the Participant with a notice showing as of a specified recent date: (1) the amount the Participant has in the Guaranteed Interest Division, (2) the total number of Accumulation Units the Participant has in the Stock Division, Balanced Division, Aggressive Stock Division and Money Market Division, (3) the Accumulation Unit Value, (4) the amount the Participant has in the Stock Division, Balanced Division, Aggressive Stock Division and Money Market Division, (5) the amount in the loan reserve account, (6) the Cash Value and (7) the amount of death benefit payable with respect to the Participant. After the Retirement Date, Equitable will notify the Participant of the number of Annuity Units and the Average Annuity Unit Value used in determining the amount of each Variable Annuity Benefit payment, if any.











Agreed to by:


UNITED STATES TRUST COMPANY             THE EQUITABLE LIFE ASSURANCE
OF NEW YORK                             SOCIETY OF THE UNITED STATES


By ___________________________          By_____________________________________
                                                   President


Title_________________________          By_____________________________________
                                                Vice President and Secretary


Dated_________________________          Date of Issue__________________________


At____________________________









                                    ---------
PF 17075C-C                         Page Five

                                                                [Equitable LOGO]


                                                        January 18, 1989


Mr. Fredric L. Bodner, JD
Chief, Health & Life
Policy Bureau
Agency Building One
Nelson A. Rockefeller Plaza
Albany, New York 12257


Re:  Endorsements PF 17080C-C, PF 17081C-C, PF 17080C and PF 17081C


Dear Mr. Bodner:


We are filing for your approval Endorsements PF 17080C-C and PF 17081C-C for use with Group Annuity Contract No. 11938C-C, (approved by the Department on March 9, 1987), and Endorsements PF 17080C and PF 17081C for use with Group Annuity Certificate No. 11938C, (approved by the Department on March 9, 1987), issued under Group Annuity Contract No. 11938C-C. These endorsements exempt certain Participants, as explained below, from the payment of surrender charges and partial withdrawal charges.


Endorsements PF 17080C-C and PF 17080C will be issued in the Qualified Trusteed market to both Corporate and Non-Corporate (Keogh/HR10) plans, and is applicable to any Participant who has attained the age of 59 1/2 years and has been a Participant for a minimum of five years. Endorsements PF 17081C-C and PF 17081C will be issued to Corporate plans only, and are applicable to any Participant who has attained the age of 59 1/2 years and is retired or has terminated employment with the employer.


If you have any questions regarding these endorsements, please call Bob Heck collect at (212) 714-5247. I look forward to receiving your approval.


                                                        Sincerely,


                                                        /s/ Estella A. Devian


                                                        Estella A. Devian
                                                        Assistant Vice President





1bc/6765L



THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES O Two Penn Plaza, New York 10121

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Effective immediately, your Certificate issued under Group Annuity Contract No. 11938C-C is hereby amended as follows:

1. With respect to SECTION 1.18 CASH VALUE, the following new paragraph is added at the end of the section:

          No Withdrawal Charge: With respect to a Participant who has been a Participant for at least five Participation Years and who has attained the age of 59 1/2 years, the term "Cash Value" means an amount equal to the Annuity Account Value.

2. With respect to SECTION 2.07A PARTIAL WITHDRAWAL CHARGES, the following new paragraph is added at the end of the section:

          With respect to partial withdrawals requested by the Owner, there will be no partial withdrawal charge for any Participant who has been a Participant for at least five Participation Years and who has attained the age of 59 1/2 years.

                             Vice President
     /s/ Benjamin H. Walker  and Secretary         /s/ John B. Carter  President





PF 17080C

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Effective immediately, Equitable hereby amends Group Annuity Contract 11938C-C as follows:

1. With respect to SECTION 1.18 CASH VALUE, the following new paragraph is added at the end of the section:

          No Withdrawal Charge: With respect to a Participant who has been a Participant for at least five Participation Years and who has attained the age of 59 1/2 years, the term "Cash Value" means an amount equal to the Annuity Account Value.

2. With respect to SECTION 2.07A PARTIAL WITHDRAWAL CHARGES, the following new paragraph is added at the end of the section:

          With respect to partial withdrawals requested by the Owner, there will be no partial withdrawal charge for any Participant who has been a Participant for at least five Participation Years and who has attained the age of 59 1/2 years.


Agreed to by:
UNITED STATES TRUST COMPANY                  THE EQUITABLE LIFE ASSURANCE
OF NEW YORK                                  SOCIETY OF THE UNITED STATES

By                                           By /s/ John B. Carter
  --------------------------                   ---------------------------------
Title                                                 President
     -----------------------
Dated
      ----------------------                 By /s/ Benjamin H. Walker
At                                             ---------------------------------
  --------------------------                     Vice President and Secretary


                                             Date of Issue
                                                           ---------------------


PF 17080C-C

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Effective immediately, Equitable hereby amends Group Annuity Contract 11938C-C as follows:

1. With respect to SECTION 1.18 CASH VALUE, the following new paragraph is added at the end of the section:

      No Withdrawal Charge: With respect to a Participant under a Trusteed Plan maintained by a corporation which Participant has attained the age of 59 1/2 years, the term "Cash Value" means an amount equal to the Annuity Account Value for withdrawals due to retirement or termination of employment. The Participant's retirement or termination of employment must be verified by the Trustee. Such verification should be in the form of a statement signed by the Trustee and accompanying the request for withdrawal. The request for withdrawal must be signed by both the Participant and the Trustee. The withdrawal charge will be imposed if this verification is not received at our Processing Office together with the withdrawal request.

2. With respect to SECTION 2.07A PARTIAL WITHDRAWAL CHARGES, the following new paragraph is added at the end of the section:

      With respect to partial withdrawals requested by the Owner, there will be no partial withdrawal charge for any Participant under a Trusteed Plan maintained by a corporation if the Participant has attained the age of 59 1/2 years and if the partial withdrawal is requested due to retirement or termination of employment. The Participant's retirement or termination of employment must be verified by the Trustee. Such verification should be in the form of a statement signed by the Trustee and accompanying the request for withdrawal. The request for withdrawal must be signed by both the Participant and the Trustee. The partial withdrawal charge will be imposed if this verification is not received at our Processing Office together with the withdrawal request.



Agreed to by:
UNITED STATES TRUST COMPANY               THE EQUITABLE LIFE ASSURANCE
OF NEW YORK                               SOCIETY OF THE UNITED STATES


By                                        By /s/ John B. Carter
  -------------------------                 ----------------------------------
                                                President

Title                                     By /s/ Benjamin H. Walker
     ----------------------                 ----------------------------------
                                                Vice President and Secretary

Dated                                     Date of Issue
     -----------------------                           -----------------------
At
  -------------------------



PF 17081C-C

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Effective immediately, your certificate issued under Group Annuity Contract 11938C-C is hereby amended as follows:

1. With respect to SECTION 1.18 CASH VALUE, the following new paragraph is added at the end of the section:

    No Withdrawal Charge: With respect to a Participant under a Trusteed Plan maintained by a corporation which Participant has attained the age of 59 1/2 years, the term "Cash Value" means an amount equal to the Annuity Account Value for withdrawals due to retirement or termination of employment. The Participant's retirement or termination of employment must be verified by the Trustee. Such verification should be in the form of a statement signed by the Trustee and accompanying the request for withdrawal. The request for withdrawal must be signed by both the Participant and the Trustee. The withdrawal charge will be imposed if this verification is not received at our Processing Office together with the withdrawal request.

2. With respect to SECTION 2.07A PARTIAL WITHDRAWAL CHARGES, the following new paragraph is added at the end of the section:

     With respect to partial withdrawals requested by the Owner, there will be no partial withdrawal charge for any Participant under a Trusteed Plan maintained by a corporation if the Participant has attained the age of 59 1/2 years and if the partial withdrawal is requested due to retirement or termination of employment. The Participant's retirement or termination of employment must be verified by the Trustee. Such verification should be in the form of a statement signed by the Trustee and accompanying the request for withdrawal. The request for withdrawal must be signed by both the Participant and the Trustee. The partial withdrawal charge will be imposed if this verification is not received at our Processing Office together with the withdrawal request.




                         Vice President
/s/ Benjamin H. Walker   and Secretary           /s/John B. Carter   President



PF 17081C

                                                                {EQUITABLE LOGO]


                                        January 5, 1989


Mr. Frederic L. Bodner, JD
Chief, Health & Life
Policy Bureau
Agency Building One
Nelson A. Rockefeller Plaza
Albany, New York  12257

Re:  Endorsements PF 17082CT and PF 17082T

Dear Mr. Bodner:

We are filing for your approval Endorsement PF 17082CT for use with Group Annuity Contract No. 11930CT (approved by the Department on February 29, 1980) and Endorsement PF 17082T for use with Group Annuity Certificate No. 11934T (approved by the Department on April 19, 1982), issued under Group Annuity Contract No. 11930CT. These endorsements exempt certain Participants, as explained below, from the payment of surrender charges and partial withdrawal charges.

Endorsements PF 17082CT and PF 17082T will be issued in the Tax Sheltered Annuity market and are applicable to any Participant who has attained the age of 59 1/2 years, has been a Participant for a minimum of five years and is separated from service.

This form is exempt from Flesch Score requirements.

If you have any questions regarding these endorsements, please call Bob Heck collect at (212) 714-5247. I look forward to receiving your approval.

                                        Sincerely,

                                        /s/ Estella A. Devian
                                        Estella A. Devian
                                        Assistant Vice President


1bc/6760L

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Effective immediately, Equitable hereby amends Group Annuity Contract 11930CT as follows:

1. With respect to section entitled "Early Withdrawal Charges" on Page Two, the following item is added following item (v):

      or  (vi)  the  attainment  of  age  55  years,   the  completion  of  five
      Participation years and separation from service.

2. With respect to SECTION 1.18 CASH VALUE, the following item is added following item (v) of the paragraph entitled "No Withdrawal Charge":

      or (vi) the attainment of 55 years, the completion of five Participation Years and separation from service.



Agreed to by:
UNITED STATES TRUST COMPANY               THE EQUITABLE LIFE ASSURANCE
OF NEW YORK                               SOCIETY OF THE UNITED STATES


By                                        By /s/ John B. Carter
  -------------------------                 ----------------------------------
                                                President

Title                                     By /s/ Benjamin H. Walker
     ----------------------                 ----------------------------------
                                                Vice President and Secretary

Date                                      Date of Issue
    -----------------------                            -----------------------
At
  -------------------------



PF 17082CT

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Effective immediately, Equitable hereby amends your certificate issued under Group Annuity Contract 11930CT as follows:

1. With respect to section entitled "Early Withdrawal Charges" on Page Two, the following item is added following item (v):

      or  (vi)  the  attainment  of  age  55  years,   the  completion  of  five
      Participation Years and separation from service.

2. With respect to SECTION 1.18 CASH VALUE, the following item is added following item (v) of the paragraph entitled "No Withdrawal Charge":

      or (vi) the attainment of age 55 years, the completion of five Participation Years and separation from service.





SPECIMEN  Vice President                                 SPECIMEN     President
          and Secretary




PF 17082T

                            [NEW YORK STATE EMBLEM]

                               STATE OF NEW YORK
                              INSURANCE DEPARTMENT

                              AGENCY BUILDING ONE
                       THE GOVERNOR NELSON A. ROCKEFELLER
JAMES P. CORCORAN              EMPIRE STATE PLAZA
SUPERINTENDENT OF             ALBANY, NEW YORK 12257
INSURANCE

                                        September 28, 1989

                                        Refer to: John S. Fitzgerald
                                        File No. 89090578-79; 88080528-30


Ms. Estella A. Devian
Assistant Vice President
Equitable Life Assurance Society of the
     United States
2 Penn Plaza
New York, New York 10121

                         RE:  PF 17073CP-NY
                              PF 17073P-NY


Dear Ms. Devian:

          In your submittal letter of September 21, 1989, you advised that these endorsements intended for the Internal Revenue Code Section 457 public employee deferred compensation market are only slightly revised from the previously approved endorsements, bearing the same policy form numbers, approved on April 17, 1989, file numbers 88080528-29. The only revision to the endorsements now allows the contract holder to transfer all of the assets of the plan currently issued under the contract to another funding vehicle after five years (or such shorter period as may be mutually agreed upon) without incurring any withdrawal charges. The revised endorsements also allow the contract holder the option of renewing its agreement with Equitable for a mutually agreed upon period not to exceed five years. The previous endorsements provided for a five year contract term and a five year renewal period.

          Because the previously approved versions of the endorsements were never issued, we can approve these revised versions on a substitution basis.

          We have substituted the revised copy of the above captioned forms, forwarded with your letter September 21, 1989, for the ones previously approved on April 17, 1989. Enclosed please find a duplicate copy of each form bearing our stamp of approval dated April 17, 1989.

                                        Very truly yours,

                                        /s/ Fredric L. Bodner
                                        Fredric L. Bodner, JD
                                        Chief, Health & Life Policy Bureau

/amm
encls.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

This endorsement is issued specifically for purposes of compliance with the regulations of the New York State Deferred Compensation Board ("Regulations"). If those Regulations are withdrawn, superseded or otherwise modified such that the need for this endorsement no longer exists, the provisions of this endorsement will cease to apply.

For Plans established by Employers in the State of New York, Group Annuity Contract 11932CP is hereby amended as follows:

1. The following paragraph is added to the "EARLY WITHDRAWAL CHARGE" provision on Page Two of the Contract:

The above statements notwithstanding, after the completion of a period agreed upon by the Employer and Equitable not to exceed five Participation Years from the date as of which an agreement is entered into between the Employer and Equitable ("period") and after the completion of each successive period, any assets of the Plan which are currently invested in certificates issued under the Contract will be transferred as soon as administratively practicable to a successor funding agency designated by the Employer unless, not later than 7 days before the date on which a transfer would otherwise occur, the Employer, in accordance with the procedures specified in Section 9003.2 of the Regulations, notifies Equitable to renew that agreement. Such funds will be transferred in a single sum and no early withdrawal charges, surrender charges, market value adjustments or other fees will be applied in connection with such a transfer. Equitable will not be responsible for the validity of any certification made by the Employer.

2. With respect to SECTION 1.10 GUARANTEED INTEREST RATE, the second paragraph is replaced by the following:

Equitable will from time to time establish and make available for new Participants in Plans established by Employers in the State of New York (i) an Initial Guaranteed Interest Rate, (ii) one or more Minimum Guaranteed Interest Rates and (iii) the applicable effective period(s) for such Rates. A new Class of Participants may be established effective with the effective date of the occurrence of (i), (ii) or (iii) above or any combination thereof.

3. With respect to SECTION 1.18 CASH VALUE, the paragraph below is added following the first paragraph:

The above statements notwithstanding, after the completion of a period agreed upon by the Employer and Equitable not to exceed five Participation Years from the date as of which an agreement is entered into between the Employer and Equitable ("period") and after the completion of each successive period, any assets of the Plan which are currently invested in certificates issued under the Contract will be transferred as soon as administratively practicable to a successor funding agency designated by the Employer unless, not later than 7 days before the date on which a transfer would otherwise occur, the Employer, in accordance with the procedures specified in Section 9003.2 of the Regulations, notifies Equitable to renew that agreement. Such funds will be transferred in a single sum and early withdrawal charges, surrender charges, market value adjustments or other fees will be applied in connection with such a transfer. Equitable will not be responsible for the validity of any certification made by the Employer.


Agreed to by:
UNITED STATES TRUST COMPANY               THE EQUITABLE LIFE ASSURANCE
OF NEW YORK                               SOCIETY OF THE UNITED STATES


By                                        By /s/ John B. Carter
  -------------------------                 ----------------------------------
                                                President

Title                                     By /s/ Benjamin H. Walker
     ----------------------                 ----------------------------------
                                                Vice President and Secretary

Date                                      Date of Issue
    -----------------------                            -----------------------
At
  -------------------------

PF 17073CP-NY

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

This endorsement is issued specifically for purposes of compliance with the regulations of the New York State Deferred Compensation Board ("Regulations"). If those Regulations are withdrawn, superseded or otherwise modified such that the need for this endorsement no longer exists, the provisions of this endorsement will cease to apply.

For Plans established by Employers in the State of New York, Group Annuity Contract 11932CP is hereby amended as follows:

1. The following paragraph is added to the "EARLY WITHDRAWAL CHARGE" provision on Page Two of the Contract:

The above statements notwithstanding, after the completion of a period agreed upon by the Employer and Equitable not to exceed five Participation Years from the date as of which an agreement is entered into between the Employer and Equitable ("period") and after the completion of each successive period, any assets of the Plan which are currently invested in certificates issued under the Contract will be transferred as soon as administratively practicable to a successor funding agency designated by the Employer unless, not later than 7 days before the date on which a transfer would otherwise occur, the Employer, in accordance with the procedures specified in Section 9003.2 of the Regulations, notifies Equitable to renew that agreement. Such funds will be transferred in a single sum and no early withdrawal charges, surrender charges, market value adjustments or other fees will be applied in connection with such a transfer. Equitable will not be responsible for the validity of any certification made by the Employer.

2. With respect to SECTION 1.10 GUARANTEED INTEREST RATE, the second paragraph is replaced by the following:

Equitable will from time to time establish and make available for new Participants in Plans established by Employers in the State of New York (i) an Initial Guaranteed Interest Rate, (ii) one or more Minimum Guaranteed Interest Rates and (iii) the applicable effective period(s) for such Rates. A new Class of Participants may be established effective with the effective date of the occurrence of (i), (ii) or (iii) above or any combination thereof.

3. With respect to SECTION 1.18 CASH VALUE, the paragraph below is added following the first paragraph:

The above statements notwithstanding, after the completion of a period agreed upon by the Employer and Equitable not to exceed five Participation Years from the date as of which an agreement is entered into between the Employer and Equitable ("period") and after the completion of each successive period, any assets of the Plan which are currently invested in certificates issued under the Contract will be transferred as soon as administratively practicable to a successor funding agency designated by the Employer unless, not later than 7 days before the date on which a transfer would otherwise occur, the Employer, in accordance with the procedures specified in Section 9003.2 of the Regulations, notifies Equitable to renew that agreement. Such funds will be transferred in a single sum and early withdrawal charges, surrender charges, market value adjustments or other fees will be applied in connection with such a transfer. Equitable will not be responsible for the validity of any certification made by the Employer.


Agreed to by:
UNITED STATES TRUST COMPANY               THE EQUITABLE LIFE ASSURANCE
OF NEW YORK                               SOCIETY OF THE UNITED STATES


By                                        By /s/ John B. Carter
  -------------------------                 ----------------------------------
                                                President

Title                                     By /s/ Benjamin H. Walker
     ----------------------                 ----------------------------------
                                                Vice President and Secretary

Date                                      Date of Issue
    -----------------------                            -----------------------
At
  -------------------------

PF 17073CP-NY

                                                                [EQUITABLE LOGO]

                                             AUG 28 1989


Mr. Ralph D. Spaulding
Insurance Department
Agency Building One
Empire State Plaza
Albany, New York 12257

Re:  PF 17085C-NQ, Filing for delivery
     Your File No. 89060005

Dear Mr. Spaulding:

On June 8, 1989, your department approved our filing of PF 17085NQ (File No. 8906005). This form is for use with our Group Annuity Certificate No. 11940NQ, issued under Group Annuity Contract No. 11937C-NQ.

We neglected to file for delivery the corresponding contract form, PF 17085C-NQ, for use with Group Annuity Contract No. 11937C-NQ. It has been filed and approved in Rhode Island, the home state of the contract holder, and will be issued there.

I apologize for any inconvenience this oversight may have caused. If you have any questions, please call Alex Unger at (212) 714-4482. I look forward to receiving your approval.

                                             Very truly yours,

                                             /s/ Estella A. Devian
                                             Estella A. Devian
                                             Assistant Vice President

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       Two Penn Plaza, New York, NY 10121


              EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Effective April 7, 1989, this endorsement is made part of Group Annuity Contract No. 11937CNQ.

The Contract Holder is changed from Rhode Island Hospital Trust National Bank to Bank of New England -- Old Colony, N.A. All references in the Contract and any riders or endorsements issued under the Contract to Rhode Island Hospital Trust are hereby changed to Bank of New England -- Old Colony, N.A.




Agreed to by:

BANK OF NEW ENGLAND --                        THE EQUITABLE LIFE ASSURANCE
OLD COLONY, N.A.                              SOCIETY OF THE UNITED STATES



By                                            By /s/ John B. Carter
   -----------------------------------          --------------------------------
Title                                                John B. Carter
     ---------------------------------                 President
Dated
     ---------------------------------        By /s/ Benjamin H. Walker
At                                              --------------------------------
  ------------------------------------               Benjamin H. Walker
                                                Vice President and Secretary

                                              Date of Issue
                                                           ---------------------


PF 17085CNQ

[EQUITABLE LOGO]


                                             ESTELLA A. DEVIAN
                                             Assistant Vice President


                                   May 23, 1989


Mr. Frederic L. Bodner, JD
Chief, Health & Life
Policy Bureau
Agency Building One
Nelson A. Rockefeller Plaza
Albany, New York 12257


Re:  Endorsement PF 17085NQ


Dear Mr. Bodner:

We are filing for your approval Endorsement PF 17085NQ for use with Group Annuity Certificate No. 11937NQ (approved by the Department on December 6,
1985), issued under Group Annuity Contract No. 11937C-NQ. This endorsement changes the contract holder named on page 3 of the certificate from Rhode Island Hospital Trust National Bank to Bank of New England - Old Colony, N.A.

This form is exempt from Flesch score requirements.

If you have any questions regarding this endorsement, please call Alex Unger collect at (212) 714-4482. I look forward to receiving your approval.

                                   Very truly yours,

                                   /s/ Estella A. Devian
                                   Estella A. Devian
                                   Assistant Vice President




1bc/6965L

ESTELLA A. DEVIAN
Assistant Vice President

                                                                [EQUITABLE LOGO]


                                             Feb 20 1990


Mr. Frederic L. Bodner, JD
Chief, Health & Life
Policy Bureau
Agency Building One
Nelson A. Rockefeller Plaza
Albany, New York 12257

Re:  Endorsement PF 17085NQ
     File No. 89060005

Dear Mr. Bodner:

We are refiling for your approval Endorsement PF 17085NQ for use with Group Annuity Certificate No. 11937NQ (approved by the Department on December 6,
1985), issued under Group Annuity Contract No. 11937C-NQ. This endorsement changes the contract holder named on page 3 of the certificate from Rhode Island Hospital Trust National Bank to Bank of New England - Old Colony, N.A. This Endorsement was previously filed by the Deparmtnent on June 8, 1989 with an Effective Date of April 7, 1989. This Endorsement to the Group Annuity Contract was not signed until December 1989 with an Effective Date of December 1. No other changes have been made in the Endorsement. We apologize for any inconvenience this refiling may cause.

This form is exempt from Flesch score requirements.

If you have any questions regarding this endorsement, please call Robert Heck collect at (212) 714-5247. I look forward to receiving your approval.

                                             Very truly yours,

                                             /s/ Estella A. Devian
                                             Estella A. Devian
                                             Assistant Vice President


jg/7355L


           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      Two Penn Plaza, New York, N.Y. 10121

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Effective April 7, 1989, your certificate issued under Group Annuity Contract 11937CNQ as been amended as follows:

On Page 3 or your certificate, the identity of the contract holder is changed from RHODE ISLAND HOSPITAL TRUST COMPANY to BANK OF NEW ENGLAND - OLD COLONY, N.A.



SPECIMEN       Vice President                          SPECIMEN       President
               and Secretary




PF 17085NQ